                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

                                              AMRESCO, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

Notes:

                                 AMRESCO, INC.
                          1845 WOODALL RODGERS FREEWAY
                              DALLAS, TEXAS 75201

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 10, 1995

                             ---------------------

TO THE STOCKHOLDERS OF AMRESCO, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMRESCO, INC. (formerly known as BEI Holdings, Ltd.) (the "Company") will be held at the Dallas Museum of Art, 1717 North Harwood, Dallas, Texas, on Wednesday, May 10, 1995, at 10 a.m., Central Time, for the following purposes:

    1.  To elect three (3) directors for a three-year term;

    2. To consider and vote upon a proposal to approve certain amendments to the 1993 Key Individual Stock Option Plan;

    3. To consider and vote upon a proposal to approve the 1995 Employee Stock Purchase Plan;

    4. To consider and vote upon a proposal to approve the 1995 Stock Option and Award Plan;

    5. To consider and vote upon a proposal to approve the Annual Incentive Plan; and

    6.  To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on March 15, 1995 will be entitled to notice of and to vote at the Annual Meeting.

    A proxy card is enclosed in the pocket on the front of the envelope in which these materials were mailed to you. Please fill in, date and sign the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

    A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1994 is enclosed.

                                          By Order of the Board of Directors

                                          L. Keith Blackwell
                                          GENERAL COUNSEL AND SECRETARY

Dallas, Texas
April 20, 1995

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                                 AMRESCO, INC.
                                PROXY STATEMENT

                             ---------------------

                                  INTRODUCTION

    This Proxy Statement is furnished to stockholders of AMRESCO, INC. (formerly known as BEI Holdings, Ltd.) (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Time, on May 10, 1995, at the Dallas Museum of Art, 1717 North Harwood, Dallas, Texas (the "Annual Meeting"), and at any adjournments thereof. The Annual Meeting is being held for the following purposes:

    (1) To elect three (3) directors for a three-year term;

    (2) To consider and vote upon a proposal to approve certain amendments to the 1993 Key Individual Stock Option Plan;

    (3) To consider and vote upon a proposal to approve the 1995 Employee Stock Purchase Plan;

    (4) To consider and vote upon a proposal to approve the 1995 Stock Option and Award Plan;

    (5) To consider and vote upon a proposal to approve the Annual Incentive Plan; and

    (6) To transact such other business as may properly come before the meeting.

    The date of this Proxy Statement is April 20, 1995. This Proxy Statement is first being mailed to the Company's stockholders on or about such date.

    The Company's principal offices are located at 1845 Woodall Rodgers Freeway, Dallas, Texas 75201. Its telephone number is (214) 953-7700.

VOTING AT THE MEETING

    Only holders of record of the Company's common stock, par value $.05 per share (the "Common Stock"), outstanding at the close of business on March 15, 1995 (the "record date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. As of the close of business on the record date, 23,816,730 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 23,816,730 shares outstanding. Each share of Common Stock is entitled to one (1) vote.

    The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present. The affirmative vote of a plurality of the holders of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting will be necessary to elect the nominees for director listed herein. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will be required to approve each of the other proposals presented at the Annual Meeting. Abstentions and broker non-votes will have no effect (other than for quorum purposes) on the election of the nominees for director or the approval of any of the other proposals. An automated system administered by the Company's transfer agent will tabulate the votes cast.

    All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED HEREIN, AND "FOR" EACH OF THE PROPOSALS TO APPROVE THE AMENDMENTS TO THE 1993 KEY INDIVIDUAL STOCK OPTION PLAN, THE 1995 STOCK OPTION AND

AWARD PLAN AND THE ANNUAL INCENTIVE PLAN. The Company does not know of any matters, other than those described in the Notice of Annual Meeting, which will come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

    Certain stockholders of the Company (Gerald E. Eickhoff, James P. Cotton, Jr., CGW Southeast Partners I, L.P. and CGW Southeast Partners II, L.P.) are parties to a voting agreement pursuant to which they have agreed to vote in favor of the nominees for director named in this proxy statement. See OWNERSHIP OF SECURITIES. As of the record date, such stockholders collectively held approximately 45% of the Common Stock outstanding.

    A stockholder of the Company who executes and returns a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates. All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: AMRESCO, INC., 1845 Woodall Rodgers Freeway, Dallas, Texas 75201, Attention: Secretary.

PROXY SOLICITATION EXPENSES

    The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of the Common Stock held by them as stockholders of record.

                            OWNERSHIP OF SECURITIES

    The following table sets forth certain information regarding the Common Stock owned on March 15, 1995 by: (i) each person who is known by management to be the beneficial owner of more than 5% of the Common Stock as of such date;
(ii) each of the Company's directors; (iii) the individuals named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

    Except as otherwise indicated, all shares shown in the table below are held with sole voting and investment power. The Percent of Total Shares Owned column represents the percentage that the named person or group would beneficially own if such person or group, and only such person or group, exercised all currently exercisable options held by him, her or it.

                                                            AMOUNT AND
                                                            NATURE OF       PERCENT OF
                                                            BENEFICIAL     TOTAL SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                        OWNERSHIP         OWNED
- --------------------------------------------------------  --------------   ------------
CGW Southeast Partners I, L.P. (1)(2) ..................   5,860,248              24.9%
 12 Piedmont Center, Suite 210
 Atlanta, Georgia 30305
CGW Southeast Partners II, L.P. (1)(2) .................   3,225,918              13.7%
 12 Piedmont Center, Suite 210
 Atlanta, Georgia 30305
Gerald E. Eickhoff (1) .................................     704,350(3)            3.0%
 125 Clairmont Road, Suite 500
 Decatur, Georgia 30030

                                                   (CONTINUED ON FOLLOWING PAGE)

                                                            AMOUNT AND
                                                            NATURE OF       PERCENT OF
                                                            BENEFICIAL     TOTAL SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                        OWNERSHIP         OWNED
- --------------------------------------------------------  --------------   ------------
James P. Cotton, Jr. (1) ...............................     964,636(4)            4.10%
 Two Concourse Parkway, Suite 650
 Atlanta, Georgia 30328
Robert L. Adair III.....................................     490,622(5)            2.0%
Richard L. Cravey.......................................       (2)            --
William S. Green........................................       (2)            --
Amy J. Jorgensen........................................           0           *
Robert H. Lutz, Jr......................................      93,572(6)        *
John J. McDonough.......................................       5,000           *
Bruce W. Schnitzer......................................     143,000(7)        *
Douglas R. Urquhart.....................................     231,643(8)        *
Donnie M. Skidmore......................................      52,145(9)        *
Richard D. Fairman......................................      59,850(10)       *
All executive officers and directors as a group (a total
 of 17 persons).........................................  12,045,612(11)          48.9%

- ------------------------
 *   Less than 1%
 (1) CGW Southeast Partners I, L.P. ("CGWI") and CGW Southeast Partners II, L.P. ("CGWII," and collectively with CGWI, "CGW") and Messrs. Eickhoff and Cotton entered into a Voting Agreement dated December 30, 1993 pursuant to which each of them agreed to vote for the nominees for directors designated by CGW and by Messrs. Eickhoff and Cotton, respectively. As a result of such agreement, each may be deemed to beneficially own all of the 10,755,152 shares subject to the agreement. The figures in the table reflect direct ownership of shares only.
 (2) Each of Messrs. Cravey and Green, as well as Edwin A. Wahlen, Jr., may also be deemed to beneficially own the 5,860,248 shares and 3,225,918 shares held of record by CGWI and CGWII, respectively, because they are managing directors of the corporate general partner of each such limited partnership and therefore share voting and investment power with respect to the shares owned of record by it. In addition, each such limited partnership may be deemed to beneficially own the shares owned by the other as a result of such common control.
 (3) Includes 54,064  shares allocated  to Mr.  Eickhoff's account  in a  401(k)
     plan.
 (4) Includes 156,803 shares allocated to Mr. Cotton's account in the Company's 401(k) plan and 370,000 shares held in a charitable trust in which Mr. Cotton retains a beneficial interest.
 (5) Includes currently exercisable options to purchase 283,455 shares and 16,970 restricted shares with respect to which he has voting rights.
 (6) Includes currently exercisable options to purchase 63,512 shares which were granted subject to approval by the stockholders of the amendments to the 1993 Key Employee Stock Option Plan described in Item 2 herein and 30,060 restricted shares with respect to which he has voting rights.
 (7) Includes currently exercisable options to purchase 110,000 shares.
 (8) Includes currently exercisable options to purchase 122,700 shares and 7,000 restricted shares with respect to which he has voting rights.
 (9) Currently exercisable options to purchase such shares.
(10) Includes currently exercisable options to purchase 27,775 shares and 7,000 restricted shares with respect to which he has voting rights.
(11) Includes currently exercisable options to purchase 793,978 shares and 96,970 restricted shares with respect to which they have voting rights.

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of the Common Stock. Based solely on copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, officers and 10% stockholders during the last fiscal year, except that Messrs. Eickhoff and Cotton filed reports late.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

INFORMATION CONCERNING DIRECTORS

    At the Annual Meeting, stockholders will be asked to elect three (3) Class II directors to serve as members of the Company's Board of Directors for terms of three (3) years or until their successors are duly elected and qualified. The Board of Directors recommends that the three (3) nominees named in Class II Directors below (Messrs. Cotton and Green and Ms. Jorgensen) be elected to serve as Class II directors. Each of the Class II nominees will serve as a director for a three (3) year term ending at the 1998 annual meeting of stockholders, or until his or her successor has been duly elected and qualified. The persons named in the proxy intend to vote the proxies for the election of the Class II nominees named below. If any nominee refuses or becomes unable to serve as a director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

    The following table sets forth certain information, as of March 15, 1995, concerning each nominee for election as a Class II director and each other director. All positions and offices with the Company and principal positions with the Company's subsidiaries held by each such person are also indicated. There are no family relationships between any of the directors, nor between any of them and any executive officers of the Company. For information concerning the directors' ownership of Common Stock, see OWNERSHIP OF SECURITIES above.

    The Class I and Class III directors are not being elected at this time. Their terms will expire at the annual meeting of stockholders held in the year indicated below.

                                  POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATION          DIRECTOR     YEAR TERM
        NAME (AGE)                           DURING THE PAST FIVE (5) YEARS                      SINCE       EXPIRES
- --------------------------  ----------------------------------------------------------------  -----------  -----------
                                                  CLASS II DIRECTORS
+*James P. Cotton, Jr.      Chairman  of  the  Board  and Chief  Executive  Officer  of USBA        1986         1995
       (55)                 Holdings, Ltd., a provider of products and services to financial institutions (since 1990); Chairman of the Board of the  Company
                            (1986 - December 1993).
@*William S. Green          Managing  Director  of Cravey,  Green  & Wahlen  Incorporated, a        1993         1995
       (52)                 private  risk  capital   investment  firm   (since  1985),   its
                            investment   management  affiliate,   CGW  Southeast  Management
                            Company (since 1991) and its  affiliates, CGW Southeast I,  Inc.
                            (the  general partner of CGW Southeast Partners I, L.P.) and CGW
                            Southeast  II,  Inc.  (the  general  partner  of  CGW  Southeast
                            Partners   II,   L.P.)  (since   1991);  Director   of  DENTSPLY
                            International, Inc. (since  1987); Director  of Cameron  Ashley,
                            Inc. (since 1994).

                                                   (CONTINUED ON FOLLOWING PAGE)

                                  POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATION          DIRECTOR     YEAR TERM
        NAME (AGE)                           DURING THE PAST FIVE (5) YEARS                      SINCE       EXPIRES
- --------------------------  ----------------------------------------------------------------  -----------  -----------
+Amy J. Jorgensen           President of The Jorgensen Company, a consultant for real estate        1994         1995
       (41)                 strategy and finance (since 1992); Managing Director in the Real
                            Estate  Department of Morgan Stanley  & Co. Incorporated (1986 -
                            February 1992).
                                                 CLASS III DIRECTORS
@*Richard L. Cravey         Chairman of the Board and Chief Executive Officer of the Company        1993         1996
       (50)                 (December 1993 -  May 1994);  Chairman of the  Board of  AMRESCO
                            Holdings,  Inc., which was  acquired by the  Company in December
                            1993 (1992 -  December 1993); Founder  and Managing Director  of
                            Cravey,  Green &  Wahlen Incorporated (since  1984) and Managing
                            Director of its investment  management affiliate, CGW  Southeast
                            Management   Company  (since  1991),  and  its  affiliates,  CGW
                            Southeast I, Inc. (the general partner of CGW Southeast Partners
                            I, L.P.) and CGW Southeast II, Inc. (the general partner of  CGW
                            Southeast   Partners  II,   L.P.)  (since   1991);  Director  of
                            Commercial  Bancorp  of  Georgia   (since  1988);  Director   of
                            Commercial Bancorp of Gwinnett (since 1990); Director of Cameron
                            Ashley, Inc. (since 1994).
@*Gerald E. Eickhoff        Private  investor  (since  January  1994);  President  and Chief        1986         1996
       (48)                 Executive Officer of the Company (1986 - December 1993).
*Robert H. Lutz, Jr.        Chairman of the Board and Chief Executive Officer of the Company        1994         1996
       (45)                 (since May 1994); President of Allegiance Realty, a real  estate management  company (November  1991 - May  1994); Executive Vice
                            President of Cousins Properties (February 1991 - October  1991);
                            President or Senior Vice President of The Landmark Group (1980 -
                            October 1991).
                                                  CLASS I DIRECTORS
Robert L. Adair III         President  and  Chief Operating  Officer  of the  Company (since        1990         1997
       (51)                 December 1993); Executive Vice President of the Company (1989  -
                            December 1993).
+John J. McDonough          Vice  Chairman (since 1993) and  Chief Executive Officer (1993 -        1993         1997
       (58)                 February 1995) of DENTSPLY  International, Inc., a  manufacturer of dental supplies, dental equipment and medical x-ray products;
                            Chairman  of the  Board (1992 -  1993), Director  (1983 - 1992),
                            Chief Executive Officer (1983 -  1993), President (1983 -  1991)
                            and   Treasurer  (1983   -  1989)   of  GENDEX   Corporation,  a
                            manufacturer of  dental equipment  and medical  x-ray  products, which  merged with DENTSPLY in June 1993; Senior Vice President,
                            Finance (1981 - 1983) and Director (since 1992) of Newell Co., a
                            New York Stock Exchange-listed manufacturer of products for  the do-it-yourself hardware and housewares market.

                                  POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATION          DIRECTOR     YEAR TERM
        NAME (AGE)                           DURING THE PAST FIVE (5) YEARS                      SINCE       EXPIRES
- --------------------------  ----------------------------------------------------------------  -----------  -----------
@Bruce W. Schnitzer         Vice  Chairman  of the  Board of  the  Company (1986  - December        1986         1997
       (50)                 1993); Chairman of  Wand Partners Inc.,  an investment  advisory company  (since  1987); Director  of  Life Partners  Group, Inc.
                            (since 1990); Director of Penncorp Financial Group, Inc.  (since
                            1990).

- ------------------------
*    Member of Executive Committee
+    Member of Audit Committee
@    Member of Compensation Committee

BOARD OF DIRECTORS AND STANDING COMMITTEES

    The Board of Directors held five (5) meetings during fiscal 1994. All directors attended at least 75% of the total number of meetings of the Board and committees on which they served. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. The Company has no standing nominating committee or other standing committee performing similar functions. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the Annual Meeting. The Company's Bylaws provide that the Executive Committee and the Compensation Committee will be composed of at least two (2) directors nominated by Messrs. Cotton and Eickhoff and at least two (2) directors nominated by CGW Southeast Partners I, L.P. and CGW Southeast Partners, II, L.P.

    The Executive Committee presently consists of Messrs. Cotton, Cravey (Chairman), Eickhoff, Green and Lutz. Subject to certain limitations specified by the Company's Bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to exercise the powers of the Board of Directors when the Board is not in session. The Executive Committee held four (4) meetings during 1994.

    The Audit Committee presently consists of Messrs. Cotton and McDonough (Chairman) and Ms. Jorgensen. The Audit Committee held two (2) meetings during fiscal 1994. The functions of the Audit Committee include recommending to the Board of Directors which firm of independent public accountants should be engaged by the Company to perform the annual audit, consulting with the Company's independent public accountants with regard to the audit plan, reviewing the presentation of the Company's financial statements, reviewing and considering the observations of the independent public accountants concerning internal control and accounting matters during their annual audit, approving certain other types of professional service rendered by the independent public accountants and considering the possible effects of such services on the independence of such public accountants.

    The Compensation Committee presently consists of Messrs. Cravey, Eickhoff, Green and Schnitzer (Chairman). This committee held five (5) meetings during fiscal 1994. The functions of the Compensation Committee include making recommendations to the Board regarding compensation for executive officers of the Company and its subsidiaries.

                          MANAGEMENT AND REMUNERATION

EXECUTIVE OFFICERS

    Set forth below are the names and ages of all executive officers of the Company as of March 15, 1995. All positions and offices with the Company and principal positions with the Company's subsidiaries held by each such person are also indicated. There are no family relationships between any such officers or between any such officers and any directors. Officers generally are elected annually for one (1) year terms or until their successors are elected and qualified. All executive officers are United States citizens.

                                      POSITION WITH THE COMPANY AND PRINCIPAL
        NAME (AGE)                   OCCUPATION DURING THE PAST FIVE (5) YEARS
- --------------------------  ------------------------------------------------------------
Robert H. Lutz, Jr.*        Chairman  of the  Board and  Chief Executive  Officer of the
      (45)                  Company.
Robert L. Adair III*        President and Chief Operating Officer of the Company.
      (51)
Barry L. Edwards            Executive Vice  President,  Treasurer  and  Chief  Financial
      (47)                  Officer of the Company (since November 1994); Vice President and  Treasurer of Liberty  Corporation, an insurance holding company (1979 to November 1994).
Kenneth M. Abrams           Senior Vice President -- Government Services of the  Company
      (55)                  (since  January 1994);  Executive Vice  President of AMRESCO
                            Holdings,  Inc.  (since   December  1991);  Executive   Vice
                            President,  NationsBank of  Texas (January  1989 to December
                            1991).
L. Keith Blackwell          General Counsel and Secretary of the Company (since  January
      (54)                  1994);  General Counsel  and Secretary  of AMRESCO Holdings,
                            Inc. (since December 1993); Investments and Consulting  (May
                            1992  to December  1993); Executive  Vice President, General
                            Counsel and  Secretary of  First  Gibraltar Bank,  FSB  (De-
                            cember 1988 to May 1992).
Richard D. Fairman          Senior  Vice President  -- Commercial  Group of  the Company
      (46)                  (since January 1994);  Managing Director  of Private  Sector
                            Contracts  of  AMRESCO  Holdings,  Inc.  (December  1992  to
                            December 1993);  Senior  Vice President  of  NationsBank  of
                            Texas (July 1983 to December 1992).
Harold E. Holliday, Jr.     Chairman  of  the  Board  and  Chief  Executive  Officer  of
      (47)                  Holliday Fenoglio, Inc.  (since August  1994); President  of
                            Holliday,  Fenoglio,  Dockerty  & Gibson,  Inc.,  a mortgage banking company  (for  more than  five  (5) years  prior  to
                            August 1994).
Joseph E. Jernigan          Senior  Vice President --  Real Estate Group  of the Company
      (43)                  (since January 1994); Executive  Vice President of BEI  Real
                            Estate Services, Inc. (January 1989 to December 1993).
Ronald B. Kirkland          Controller of the Company (since May 1994); Chief Accounting
      (50)                  Officer  of the  Company (since  January 1994);  Senior Vice
                            President and Controller  of AMRESCO  Holdings, Inc.  (since
                            December  1991); Senior Vice President and Controller of the
                            Special Asset Division of NationsBank of Texas (August  1988
                            to December 1991).
Michael N. Maberry          President of AMRESCO Capital Corporation (since April 1994);
      (51)                  Shareholder  of the law  firm of Winstead,  Secrest & Minick
                            (April 1989 to April 1994).
Donnie M. Skidmore          Vice President  --  Corporate Acquisitions  of  the  Company
      (45)                  (since August 1994); Head of the Company's NationsBank Asset
                            Management  Contract  Department  (January  1994  to  August
                            1994);  Managing  Director  of  AMRESCO-Institutional,  Inc.
                            (December  1992 - January 1994); Executive Vice President of
                            NationsBank of Texas (August 1988 to December 1992).
Douglas R. Urquhart         Senior Vice President -- Business Development and  Portfolio
      (49)                  Acquisitions  of the Company (since January 1994); President of BEI Real Estate Services,  Inc. and BEI Management,  Inc.
                            (December  1992  -  January 1994);  President  of  BEI Asset
                            Managers, Inc. (January 1989 - January 1994).

- ------------------------
*Messrs. Lutz and Adair are directors of the Company. For additional information concerning those individuals, see ELECTION OF DIRECTORS (Item 1) -- Information Concerning Directors above.

EXECUTIVE COMPENSATION SUMMARY

    The following table provides certain summary information concerning compensation paid by the Company and its subsidiaries with respect to each of the last three (3) fiscal years of the Company to or on behalf of Mr. Lutz, the Company's current Chief Executive Officer, Mr. Cravey, the Company's Chief Executive Officer until May 1994, and each of the four (4) other most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM COMPENSATION
                                                                                  ----------------------------------------
                                                                                            AWARDS
                                                 ANNUAL COMPENSATION              --------------------------     PAYOUTS
                                      -----------------------------------------    RESTRICTED    SECURITIES    -----------
                                                                 OTHER ANNUAL        STOCK       UNDERLYING       LTIP
 NAME AND PRINCIPAL POSITION    YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($)   AWARD(S) ($)   OPTIONS (#)   PAYOUTS ($)
- ------------------------------  ----  ----------   ---------   ----------------   ------------   -----------   -----------
Robert H. Lutz, Jr.             1994   379,176      275,000        -0-              -0-          230,000(2)      -0-
 Chairman of the Board and      1993     --           --           --               --             --            --
 Chief Executive Officer (1)    1992     --           --           --               --             --            --
Richard L. Cravey               1994    -0-          -0-           -0-              -0-            -0-           -0-
 Chief Executive Officer (3)    1993     --           --           --               --             --            --
                                1992     --           --           --               --             --            --
Robert L. Adair III             1994   350,000      275,000        -0-              -0-            -0-           -0-
 President and Chief Operating  1993   240,000      393,799        -0-              -0-          130,000         -0-
 Officer                        1992   240,000      493,744        -0-              -0-           70,000         -0-
Douglas R. Urquhart             1994   185,000      160,000        -0-              -0-            -0-           -0-
 Senior Vice President --       1993   165,000      167,598        -0-              -0-           70,000         -0-
 Business Development and       1992   150,000      190,177        -0-              -0-           20,000         -0-
 Portfolio Acquisitions
Donnie M. Skidmore (4)          1994   170,000      136,000        -0-              -0-            -0-           -0-
 Vice President --              1993     --           --           --               --             --            --
 Corporate Acquisitions         1992     --           --           --               --             --            --
Richard D. Fairman (4)          1994   160,000      132,000        -0-              -0-            -0-           -0-
 Senior Vice President --       1993     --           --           --               --             --            --
 Commercial Group               1992     --           --           --               --             --            --


                                   ALL OTHER
 NAME AND PRINCIPAL POSITION    COMPENSATION ($)
- ------------------------------  ----------------
Robert H. Lutz, Jr.                -0-
 Chairman of the Board and          --
 Chief Executive Officer (1)        --
Richard L. Cravey                  -0-
 Chief Executive Officer (3)        --
                                    --
Robert L. Adair III                -0-
 President and Chief Operating     500
 Officer                           500
Douglas R. Urquhart                -0-
 Senior Vice President --          -0-
 Business Development and          -0-
 Portfolio Acquisitions
Donnie M. Skidmore (4)             -0-
 Vice President --                  --
 Corporate Acquisitions             --
Richard D. Fairman (4)             -0-
 Senior Vice President --           --
 Commercial Group                   --

- ------------------------------
(1)  Mr. Lutz became Chief Executive Officer of the Company in May 1994.

(2) The options granted to Mr. Lutz were granted subject to approval by the stockholders of the amendments to the 1993 Key Employee Stock Option Plan described in Item 2 herein.

(3) Mr. Cravey served as Chief Executive Officer of the Company from December 1993 until May 1994. He did not receive any direct compensation from the Company during fiscal 1994. See COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION below for a description of certain fees paid to two
     (2) partnerships controlled by Mr. Cravey.

(4) Messrs. Skidmore and Fairman were employed by AMRESCO Holdings, Inc. prior to its merger with the Company on December 31, 1993 and therefore received no compensation from the Company in 1993 and 1992.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board of Directors. During 1994, Bruce
W. Schnitzer (Chairman), Gerald E. Eickhoff, Richard L. Cravey and William S. Green served on the Compensation Committee. No member of the Compensation Committee was employed by the Company during fiscal 1994, except that Mr. Cravey served as the Company's Chairman and Chief Executive Officer until May 31, 1994. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's stock option plans which are made solely by the Compensation Committee.

    The following addresses the Company's executive officer compensation policies for 1994. The new stock purchase, stock option and award and incentive compensation plans included as proposals 3, 4 and 5, respectively, elsewhere herein reflect certain modifications to the Compensation Committee's executive compensation policies that are proposed to be implemented commencing with 1995 compensation.

    GENERAL. The Company's compensation program is designed to enable the Company to attract, motivate and retain high quality senior management by providing a competitive total compensation opportunity based on performance. To this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash for the achievement of financial performance goals reviewed by the Compensation Committee, and long-term stock-based incentives which strengthen the mutuality of interests between senior management and the Company's stockholders.

    It is the Company's general intention that the compensation paid to its executive officers not exceed the present one (1) million dollar maximum deductible amount set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). To this end, the amendments to the current stock option plan and the new stock option and award and incentive compensation plans included as Proposals 2, 4 and 5, respectively, elsewhere herein are being presented for the approval of stockholders in part so that certain compensation payable thereunder will qualify as "performance based" compensation under
Section 162(m) of the Code, which compensation is not subject to the one (1) million dollar cap. Nevertheless, not all compensation that will be received by executive officers of the Company will qualify as "performance based" compensation. For example, base salary is never performance based. In addition, the grants of restricted stock made to certain executive officers of the Company in February 1995 will not constitute "performance based" compensation because such awards will be vested based on the passage of time rather than on any performance measure. As a result, it is possible that the value of salary, such restricted stock awards and other non-qualifying compensation could cause an executive officer's compensation to exceed the one (1) million dollar cap on deductibility in any particular year.

    SALARIES. Richard L. Cravey served as the Chief Executive Officer of the Company until May 31, 1994. He received no salary or other direct compensation from the Company for such service. See COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION below for a description of certain fees paid by the Company to two (2) partnerships controlled by Mr. Cravey for advisory and consulting services in connection with corporate finance matters. The base amounts of such fees ($360,000 per year) were provided for in a written agreement negotiated and entered into between such partnerships and a subsidiary of the Company during 1992 and 1993, when such subsidiary was a private company that had not yet been acquired by the Company.

    Robert H. Lutz, Jr. became Chairman and Chief Executive Officer of the Company on May 31, 1994. Mr. Lutz's salary through May 1997 is provided for in an employment agreement that was negotiated on an arms'-length basis between the Company and him prior to his employment. The Company utilized the services of a nationally-recognized executive recruiting firm to assist in the identification and engagement of Mr. Lutz. The compensation package provided for in Mr. Lutz's employment agreement reflects the advice of such recruiting firm with respect to the compensation package required to secure the services of an individual with the background and experience of Mr. Lutz, as well as the compensation paid to top executives of other public companies. Mr. Adair's salary is also set pursuant to the terms of an employment agreement. The material terms of Mr. Lutz's and Mr. Adair's employment agreements, including the base salaries of such officers, are described in "Employment Agreements with Executive Officers," below.

    Salaries of other executive officers of the Company were determined based upon the level of responsibility, time with the Company, contribution and performance of the particular executive officer. Evaluation of these factors was subjective, and no fixed, relative weights were assigned to the factors considered.

    BONUS COMPENSATION. Through the use of annual bonuses, the Company seeks to effectively tie executive compensation to Company performance. The Compensation Committee determined during 1994 that bonuses would be paid to Messrs. Lutz and Adair, and payments in addition to those described in "Salaries" above would be made to the partnerships controlled by Messrs. Cravey and Green, based on the following three (3) factors: (i) market price of the Company's common stock reaching $10.50 at year end, (ii) the attainment of the Company's annual earnings goals for 1994 and (iii) the discretion of the Compensation Committee. The bonuses paid to such individuals and the additional payments made to such partnerships were approximately 84% of the total possible payments due to the market price goals not being achieved. The Compensation Committee based the discretionary element of such bonuses on the financial performance of the Company and the level of responsibility, time with the Company, contribution and performance of the particular executive officer, or in the case of the partnerships controlled by Messrs. Cravey and Green, of the representatives of such partnerships that provided services to the Company, which included Messrs. Cravey and Green. Messrs. Cravey and Green did not participate in the deliberations of the Compensation Committee regarding payments to the partnerships. The amounts of the bonuses actually paid to Messrs. Lutz and Adair are reflected in the Summary Compensation Table above and the additional payments to the partnerships totalled $295,000.

    For the remainder of the Company's executive officers, annual bonuses were determined during 1994 in accordance with the Company's 1994 Incentive Program, which was adopted in May 1994. Pursuant to this Program, all exempt employees, including executive officers, were eligible to participate in a bonus pool which was funded only if the Company met certain earnings targets. Each participant's individual bonus depended on the Company's evaluation of the individual's performance. With executive officers, only a small portion if any of the bonus was automatically earned. All of the executive officers listed in the Summary Compensation Table received a bonus pursuant to this Program with respect to services rendered during 1994.

    OPTION GRANTS. The Company uses grants of stock options to its key employees and executive officers to closely align the interests of such employees and officers with the interests of its stockholders. The Company's 1986 Stock Option Plan, Incentive Stock Option Plan and 1993 Key Individual Stock Option Plan (collectively, the "Stock Option Plans") are administered by the Compensation Committee, which determines the persons eligible, the number of shares subject to each grant, the exercise price thereof and the other terms and conditions of the option. Only the 1993 Key Individual Stock Option Plan currently has options available for grant.

    Options granted under the Stock Option Plans generally have an exercise price equal to at least 100% of the market price of the Common Stock on the date that the option is granted, and the term of any option granted cannot exceed ten
(10) years. Option grants typically vest over a one (1) to five (5) year period, subject to continued employment. Generally only key employees (including executive officers) of the Company and its subsidiaries are eligible to receive option grants under the Stock Option Plans. Mr. Lutz received options to acquire 230,000 shares in 1994 and 59,105 shares in February 1995, both under the 1993 Key Individual Stock Option Plan (subject to stockholder approval of the proposed amendments to such Plan described in Item 2 below). Options granted to the other executive officers listed in the Summary Compensation Table are reflected in the Option Grants in Last Fiscal Year table below.

                                          THE COMPENSATION COMMITTEE
                                          BRUCE W. SCHNITZER, CHAIRMAN
                                          RICHARD L. CRAVEY
                                          GERALD E. EICKHOFF
                                          WILLIAM S. GREEN

FIVE-YEAR STOCKHOLDER RETURN COMPARISON

    Set forth below is a line graph comparing, for the five-year period ending December 31, 1994, the yearly percentage change in the cumulative total stockholder return on the Common Stock with that of (i) all U.S. companies quoted on NASDAQ and (ii) non-financial companies quoted on NASDAQ. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

              COMPARISON OF FIVE (5) YEAR CUMULATIVE TOTAL RETURN
   AMONG THE COMPANY, THE NASDAQ STOCK MARKET AND NASDAQ NON-FINANCIAL STOCKS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             AMRESCO, INC.    NASDAQ STOCK MARKET (U.S.)  NASDAQ NON-FINANCIAL STOCKS
12/29/89                 100                         100                           100
12/31/90                  86                          85                            85
12/31/91                 109                         136                           142
12/31/92                 145                         159                           155
12/31/93                 268                         181                           175
12/31/94                 256                         177                           170

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Board of Directors appointed Mr. Lutz as the Chief Executive Officer of the Company, effective May 31, 1994, pursuant to a three (3) year employment agreement. The agreement provides that Mr. Lutz will receive an annual salary of $650,000 and be eligible to participate in the Company's bonus plans in effect from time to time. If the Company terminates Mr. Lutz's employment without cause, or if he terminates his employment because of a breach by the Company, he will be entitled to continue to receive his base salary for the remainder of the three (3) year term of the agreement. Mr. Lutz has the right to terminate his employment for any reason upon thirty (30) days notice to the Company. The Company may terminate Mr. Lutz's employment for cause, as defined in the agreement, with no further obligations. Mr. Lutz will be subject to certain restrictions on his ability to compete with or solicit clients from the Company for one (1) year from the date of termination of his employment by the Company for cause or if he terminates his employment for any reason other than breach by the Company. In connection with his employment agreement, Mr. Lutz was granted an option to purchase 230,000 shares of Common Stock exercisable at $7.00 per share (the per share market price as of the date of the grant) under the 1993 Key Individual Stock Option Plan (subject to stockholder approval of the proposed amendments to such Plan described in Item 2 below).

    The Board of Directors appointed Mr. Adair as the President and Chief Operating Officer of the Company, effective December 31, 1993, pursuant to a three (3) year employment agreement. The agreement provides that Mr. Adair will receive an annual salary of $350,000 and be eligible to participate in the Company's bonus plans in effect from time to time. Pursuant to his agreement, Mr. Adair was granted an option to purchase 130,000 shares of Common Stock, exercisable at $3.50 per share (the per share market price on the date of grant was $6.625), under the Company's 1993 Key Individual Stock Option Plan. If the Company terminates Mr. Adair's employment without cause, or if he terminates his employment because of a breach by the Company, he will be entitled to receive severance pay equal to two (2) years base salary. Mr. Adair may terminate his employment if he and the chief executive officer of the Company have irreconcilable differences over fundamental management policies or philosophy, and upon such termination, he will be entitled to continue to receive his base salary for one (1) year. Mr. Adair may terminate his employment in order to become the chief executive officer of an unaffiliated company. The merger agreement between the Company and AMRESCO Holdings, Inc. provided that Mr. Adair's position and responsibilities with the Company may be changed in the discretion of the Company, but that his position as the executive officer of the Company with primary responsibility for the operation of the asset management and resolution services of the Company may not be changed until December 31, 1995, except by action of the Board of Directors. Mr. Adair is subject to certain restrictions on his ability to compete with or solicit clients from the Company for one (1) year from the date of termination of his employment if the Company terminates his employment for cause or if he terminates his employment for any reason other than because of breach by the Company or irreconcilable differences with the Company's chief executive officer or to become the chief executive officer of an unaffiliated company. Mr. Adair also participates in a bonus plan adopted in 1993 pursuant to which he will receive twenty-five percent (25%) of the total base salary (exclusive of bonuses) paid to him between December 30, 1993 and December 30, 1996 if he is continuously employed by the Company through December 30, 1996. Messrs. Fairman, Urquhart and Skidmore also participate in this, or a comparable, bonus plan.

DIRECTOR COMPENSATION

    During 1994, each of the directors who was not an employee of the Company received $10,000 for each full year of service as a director, and $1,000 for each Board meeting attended. Non-employee directors who served on a Board committee received $1,000 for each committee meeting actually attended and $500 for each committee meeting participated in by telephone.

    In January 1994, the Company engaged Mr. Eickhoff to act as a part-time consultant to the Company for fiscal 1994, for which Mr. Eickhoff was paid a consulting fee of $10,000 per month, received an allowance of $10,000 per month for office and support staff expenses and was reimbursed for reasonable out-of-pocket expenses. He also received major medical coverage under the Company's medical plans in effect from time to time.

OPTION GRANTS

    The following table sets forth certain information with respect to grants of stock options under the Company's Stock Option Plans during the last fiscal year to both of the persons that served as the Company's Chief Executive Officer during 1994 and the other executive officers named in the

Summary Compensation Table above. In addition, the hypothetical gains or "option spreads" that would exist for the respective options, based on assumed rates of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term, are also reflected:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                    ------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                      NUMBER OF                                                    AT ASSUMED ANNUAL RATES OF
                                     SECURITIES    PERCENT OF TOTAL                               STOCK PRICE APPRECIATION FOR
                                     UNDERLYING     OPTIONS GRANTED   EXERCISE OR                       OPTION TERM (1)
                                       OPTIONS      TO EMPLOYEES IN   BASE PRICE    EXPIRATION    ----------------------------
               NAME                    GRANTED        FISCAL 1994       ($/SH)         DATE          5% ($)         10% ($)
- ----------------------------------  -------------  -----------------  -----------  -------------  -------------  -------------
Robert H. Lutz, Jr.                    230,000(2)            46%            7.00      5-30-04(3)  $   1,012,520  $   2,565,925
Richard L. Cravey                        -0-              --              --            --             --             --
Robert L. Adair III                      -0-              --              --            --             --             --
Douglas R. Urquhart                      -0-              --              --            --             --             --
Donnie M. Skidmore                       -0-              --              --            --             --             --
Richard D. Fairman                       -0-              --              --            --             --             --

- ------------------------

(1) These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and holdings of Common Stock are dependent upon the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2) The options granted to Mr. Lutz were granted subject to approval by the stockholders of the amendments to the 1993 Key Employee Stock Option Plan described in Item 2 herein.

(3) The options are subject to earlier termination upon the retirement, death or disability of the holder or the termination of the holder's employment by the Company.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table shows for both of the persons that served as the Company's Chief Executive Officer during 1994 and the other executive officers named in the Summary Compensation Table above the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1994, and the values for "in-the-money" options, based on the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                NUMBER OF SECURITIES
                               UNDERLYING UNEXERCISED
                              OPTIONS AT DECEMBER 31,     VALUE ($) OF UNEXERCISED
                                        1994              IN-THE-MONEY OPTIONS AT
                                  (NO. OF SHARES)          DECEMBER 31, 1994 (1)
                             --------------------------  --------------------------
           NAME              EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ---------------------------  -----------  -------------  -----------  -------------
Robert H. Lutz, Jr. (2)          57,500        172,500       -0-           -0-
Richard L. Cravey                -0-           -0-           -0-           -0-
Robert L. Adair III             276,667         23,333       967,483        69,993
Douglas R. Urquhart             113,334          6,666       335,002        19,998
Donnie M. Skidmore               50,145        -0-           239,739       -0-
Richard D. Fairman               25,075        -0-            81,490       -0-

- ------------------------

(1) Aggregate market value (based on December 31, 1994 stock price of $6.75 per share) of the shares covered by the options, less aggregate exercise price payable by the executive officer.

(2) The options granted to Mr. Lutz were granted subject to approval by the stockholders of the amendments to the 1993 Key Employee Stock Option Plan described in Item 2 herein.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Cravey, Eickhoff, Green and Schnitzer served on the Compensation Committee of the Board of Directors for the past fiscal year.

    The Company made loans of approximately $259,000 to Mr. Eickhoff on October 31, 1990 in connection with the termination of the BEI Wealth-Op Plan, a deferred compensation arrangement formerly maintained by the Company for the benefit of Mr. Eickhoff and another officer. In connection with the termination of such arrangement, the life insurance policies maintained by the Company in order to fund its obligations under such plan were surrendered, and the cash value thereof was paid to the Company. Such cash amounts were then loaned by the Company to Mr. Eickhoff for a five (5) year term at an interest rate of 8.5% per annum. During 1991, an additional $25,000 was loaned to Mr. Eickhoff on the same terms.

    The Company assists Mr. Eickhoff in obtaining and maintaining a split dollar life insurance policy. This policy provides aggregate death benefits of approximately $10,000,000 to Mr. Eickhoff's beneficiaries. In addition, the policy provides death benefits payable to the Company of approximately $1,309,000 in the event of Mr. Eickhoff's death during 1995. The Company has agreed to pay the entire premium for Mr. Eickhoff's policy through the premium due for December 2007, regardless of his employment status with the Company. The premiums during 1995 for Mr. Eickhoff's policies are $191,592. A portion of each such premium payment is treated as compensation to Mr. Eickhoff and the remainder is treated as a loan to the policy owner. The cash surrender values of the policy (as of December 31, 1994, approximately $281,600) has been assigned to the Company to secure the repayment of such loan. The outstanding principal balance of the loan as of March 15, 1995 (after deduction of the cash surrender value) is approximately $1,027,000. In addition, any payment of the death benefits described above would be applied to the repayment of such loan.

    Pursuant to the terms of certain agreements for consulting services between AMRESCO Holdings, Inc., a wholly owned subsidiary of the Company, and CGW Southeast Partners I, L.P. and CGW Southeast Partners II, L.P. (collectively, "CGW") in effect until December 31, 1996, CGW has been engaged to render certain advisory and consulting services to the Company in connection with corporate finance matters. The agreements currently provide for base payments of $30,000 per month to CGW, with additional payments of up to $30,000 per month being allowed in the discretion of the Compensation Committee. Such discretionary payments totalled $295,000 for 1994. Directors Cravey and Green are each Managing Directors of the corporate general partner of CGW.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    Certain executive officers of the Company, including Mr. Adair, a director and the President and Chief Operating Officer of the Company, invested their personal funds along with the Company in purchases of two (2) distressed asset portfolios in late 1992 and 1993. Mr. Adair invested a total of $116,873 and the Company invested approximately $925,000 in such portfolios. Mr. Adair received $60,570.57 in cash distributions from such portfolios in 1994.

    Kenneth M. Abrams, the Company's Senior Vice President -- Government Services, is indebted to the Company in the principal amount of $130,800, arising out of his purchase of AMRESCO Holdings, Inc. common stock in December 1992. The indebtedness is evidenced by a note which bears interest at the rate of 6% per annum and matures on the first to occur of (i) December 9, 2002 and
(ii) one (1) year after the effective date of the termination of his employment with the Company and any parent or subsidiary of the Company. The indebtedness is secured by shares of Common Stock.

    The Company assists Mr. Cotton in obtaining and maintaining a split dollar life insurance policy. This policy provides aggregate death benefits of approximately $10,000,000 to Mr. Cotton's beneficiaries. In addition, the policy provides death benefits payable to the Company of approximately $2,168,000 in the event of Mr. Cotton's death during 1995. The Company has agreed to pay the entire premium for Mr. Cotton's policy through the premium due for October 2006, regardless of his employment status with the Company. The premiums during 1995 for Mr. Cotton's policies are $294,766. A portion of each such premium payment is treated as compensation to Mr. Cotton and the remainder is treated as a loan to the policy owner. The cash surrender values of the policy (as of December 31, 1994, approximately $568,400) has been assigned to the Company to secure the repayment of such loan. The outstanding principal balance of the loan as of the date hereof (after deduction of the cash surrender value) is approximately $1,600,000. In addition, any payment of the death benefits described above would be applied to the repayment of such loan.

                   PROPOSAL TO APPROVE CERTAIN AMENDMENTS TO
                   THE 1993 KEY INDIVIDUAL STOCK OPTION PLAN
                                    (ITEM 2)

    The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, certain amendments (the "Amendments") to the 1993 Key Individual Stock Option Plan (the "1993 Option Plan"). If approved by the stockholders, the Amendments would take effect as of May 23, 1994, the date on which the Compensation Committee adopted the Amendments. Stockholder approval is necessary to qualify certain grants of options pursuant to the 1993 Option Plan, as amended, as "performance based" compensation under Section 162(m) of the Code.

CURRENT 1993 OPTION PLAN

    GENERAL. The 1993 Option Plan provides for the grant of incentive stock options ("ISOs") to key employees of the Company and its subsidiaries (which qualify for certain favorable tax treatment, as described below) and nonqualified stock options ("NQSOs") to key employees and members of the boards of directors of the Company and its subsidiaries and to other non-employees, such as consultants and service providers. A maximum of 2,300,000 shares of Common Stock is authorized for issuance with respect to options granted under the 1993 Option Plan. As of February 28, 1995, options to acquire 2,040,635 shares of Common Stock were outstanding pursuant to the 1993 Option Plan.

    ADMINISTRATION. The 1993 Option Plan is administered by the Compensation Committee, each member of which will be a "disinterested person" within the meaning of Section 16 of, and Rule 16b-3 under, the Exchange Act. The Compensation Committee has authority to determine the individuals to whom awards will be granted, the form and amount of the awards, the dates of grant, vesting periods, option prices and other terms of each award.

    DESCRIPTION OF OPTIONS. All employees, non-employee directors and other non-employees, such as consultants or service providers of the Company and its subsidiaries, are eligible for consideration as participants under the 1993 Option Plan. The 1993 Option Plan provides for both ISOs, as defined in Section 422 of the Code, to key employees of the Company and its subsidiaries and NQSOs to key employees, members of the boards of directors and other consultants or service providers of the Company and its subsidiaries. The Company receives no consideration upon the grant of an option. The exercise price of an option granted under the 1993 Option Plan and the period of exercise are determined by the Compensation Committee at the time of grant. The exercise price of an ISO may not be less than the fair market value of the shares subject to such option (or 110% of such fair market value in the case of an ISO granted to an individual who is a 10% stockholder). Full payment of the option exercise price must be made by the optionee when an option is exercised. The exercise price may be paid in cash or in such other form as the Company may approve, including shares of Common Stock valued at their fair market value (as defined in the 1993 Option Plan) on the date of option exercise. The proceeds received by the Company from exercises of options under the 1993 Option Plan will be used for general corporate purposes.

    Options granted under the 1993 Option Plan will not be exercisable later than ten (10) years after the date of grant. No option may be exercised more than three (3) months after the optionee's retirement or termination from employment with the Company or its subsidiaries or membership on the boards of directors of the Company or its subsidiaries for any reason other than total and permanent disability (as defined in the 1993 Option Plan) or death. In such case, the exercise period described in the preceding sentence is expanded to one (1) year if termination of employment or membership on the board of directors is due to total and permanent disability, and two (2) years if termination of employment or membership on the board of directors is due to death. Options are not transferable by the holder other than by will or applicable laws of descent and distribution.

    The 1993 Option Plan may, from time to time, be terminated, suspended or amended by the Board of Directors of the Company in such respects as it deems advisable, including any amendment effected (i) so that an ISO granted under the 1993 Option Plan will be an "incentive stock option" as such term is defined in
Section 422 of the Code or (ii) to conform to any change in any law or regulation governing the 1993 Option Plan or the options granted thereunder, including without limitation, any amendments to conform with the reporting and liability provisions of Section 16 of the Exchange Act. However, no such amendment may change the following without the approval of the stockholders of the Company within twelve (12) months following the date such amendment is adopted:

        (a) the maximum aggregate number of shares for which options may be granted under the 1993 Option Plan, except as required under any adjustment described above;

        (b) the option exercise price, with the exception of any change in such price required as a result of any adjustment described above, and with the further exception of changes in determining fair market value of shares of Common Stock to conform with any then applicable provision of the Code or regulations promulgated thereunder;

        (c) the maximum period during which options may be exercised;

        (d) the termination date of the 1993 Option Plan in any manner which would extend such date; or

        (e) the requirements as to eligibility for participation in the 1993 Option Plan in any material respect.

All options granted under the 1993 Option Plan will terminate on the date of liquidation or dissolution of the Company and its subsidiaries.

    FEDERAL INCOME TAX CONSEQUENCES. The following summary of federal income tax consequences with respect to the 1993 Option Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

    Under current tax law, a holder of an ISO under the 1993 Option Plan will not realize taxable income upon the grant or exercise thereof. However, depending upon the holder's income tax situation, the exercise of an ISO may have Alternative Minimum Tax implications. The amount of gain which the optionee must recognize is equal to the amount by which the value of Common Stock on the date of sale exceeds the option price. If the optionee disposes of the stock after the required holding period (that is, no earlier than a date which is two
(2) years after the date of grant of the option and one (1) year after the date of exercise), then the gain is capital gain income. If disposition occurs prior to expiration of the holding period, then gain is ordinary income, and the Company is entitled to a tax deduction equal to the amount of income recognized by the optionee.

    An optionee will not realize income when a NQSO option is granted to him. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of Common Stock on the date the option is exercised exceeds the option price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Any gain recognized upon the disposition of the shares of stock obtained by the exercise of a NQSO will be taxed at capital gains rates if the employee holds the shares of stock for at least one (1) year after the exercise of the nonqualified option. The Company will not experience any tax consequences upon the grant of a NQSO, but will be entitled to take an income tax deduction equal to the amount which the option holder includes in income (if any) when the NQSO is exercised.

THE AMENDMENTS

    BACKGROUND. Section 162(m) of the Code now denies a tax deduction to any publicly-held corporation for compensation paid to its chief executive officer and its four (4) most highly compensated other officers to the extent that the compensation of any such individual exceeds one (1) million dollars in any taxable year. For these purposes, compensation includes most forms of remuneration, including salary, bonus, appreciation realized upon exercise of stock options and taxable fringe benefits. To be exempt from the cap on deductibility imposed by Section 162(m), the portion of an executive's compensation over one (1) million dollar must qualify as "performance based" compensation. Certain technical adjustments to the 1993 Option Plan must be made in order for the benefits received upon exercise of such options to be deemed "performance based" compensation. These changes, among others, are contained in the Amendments, which are summarized below. This summary is qualified by the full text of the Amendments, which are attached hereto as Appendix A.

    INDIVIDUAL LIMITS. Section 162(m) requires that the 1993 Option Plan state the maximum number of shares which may be granted during a specified period to any individual employee. The Amendments propose an individual limitation of 300,000 shares in any twelve (12) month period.

    EXERCISE PRICE. The regulations promulgated by the IRS pursuant to Section 162(m) suggest that the only means of effectively disclosing a compensation formula to stockholders for their approval in the stock option context is for the option plan to state that exercise prices will be no lower than market value at the time of grant, and the Amendments contain such an amendment. The 1993 Option Plan currently allows pricing of options to be made at the discretion of the Compensation Committee, which could result in pricing above or below market value.

    LIMITED TRANSFERABILITY. The Amendments allow for limited transferability of stock options, an issue unrelated to Section 162(m). A holder of options granted under the 1993 Option Plan may be able to transfer the options, under certain circumstances, to members of his or her immediate family (as defined in the 1993 Option Plan), to one (1) or more trusts for the benefit of his or her immediate family or to partnerships in which immediate family members are the only partners. For such transfer rights to be available, the holder's option agreement must expressly permit such transfer, and the holder must not receive any consideration in any form whatsoever for the transfer. Other than the foregoing, options granted under the 1993 Option Plan will not be transferable by the holder other than by will or applicable laws of descent and distribution.

    NAME CHANGE. To reflect the Company's name change to AMRESCO, INC. on May 23, 1994, the Board of Directors proposes to change the name of the 1993 Option Plan to the "AMRESCO, INC. 1993 Key Individual Stock Option Plan," and to change any reference in the 1993 Option Plan to BEI Holdings, Ltd. to a reference to AMRESCO, INC.

    The following table reflects grants of stock options that were made since May 23, 1994 to the named persons and groups of persons pursuant to the 1993 Option Plan, all of which were made subject to approval of the Amendments by the stockholders at the Annual Meeting. Other than as follows, it is not possible to determine the benefits that will be received by any persons or groups of persons under the amended 1993 Option Plan.

                               NEW PLAN BENEFITS
                     1993 KEY INDIVIDUAL STOCK OPTION PLAN

                                                                                  DOLLAR        NUMBER OF
                             NAME AND POSITION                                 VALUE ($)(1)      OPTIONS
- ----------------------------------------------------------------------------  ---------------  -----------
Robert H. Lutz, Jr., Chairman of the Board and Chief
 Executive Officer                                                                  -0-           289,105
Richard L. Cravey, Chief Executive Officer                                          -0-            -0-
Robert L. Adair III, President and Chief Operating Officer                          -0-            33,940
Douglas R. Urquhart, Senior Vice President -- Business Development and
 Portfolio Acquisitions                                                             -0-            13,500
Donnie M. Skidmore, Vice President -- Corporate Acquisitions                        -0-            10,000
Richard D. Fairman, Senior Vice President -- Commercial Group                       -0-            13,500
All current executive officers, as a group (1)                                      -0-           631,925
All current directors who are not executive officers,
 as a group (1)                                                                     -0-            -0-
All employees, including all current officers who are not executive
 officers, as a group (1)                                                           -0-           782,120

- ------------------------
(1) Dollar value based upon the closing sale price of the Common Stock as quoted on the NASDAQ Stock Market on April 17, 1995 of $6.75 per share, less the per share exercise price of each option, multiplied by the number of options. If the exercise price of an option exceeds $6.75, the option is considered to have no value for purposes of this table.

    VOTING  REQUIREMENTS.    Approval  of   the  Amendments  will  require   the
affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1993 OPTION PLAN, AND THE ENCLOSED PROXY WILL BE VOTED IN THAT MANNER UNLESS THE STOCKHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES TO THE CONTRARY OR ABSTAINS FROM VOTING ON THIS PROPOSAL.

           PROPOSAL TO APPROVE THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                                    (ITEM 3)

    The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, the Company's 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"). If approved by stockholders, the Stock Purchase Plan will become effective as of February 17, 1995.

    Stockholder approval of the Stock Purchase Plan is sought to (1) qualify the Stock Purchase Plan pursuant to Rule 16b-3 under the Exchange Act, and thereby render certain transactions under the Stock Purchase Plan exempt from certain provisions of Section 16 of the Exchange Act, and (2) qualify the Stock Purchase Plan under Section 423 of the Code, the primary effect of which is to prevent the participant from recognizing taxable compensation upon the acquisition of Common Stock pursuant to the Stock Purchase Plan at a discount from the current market price.

    The following summary of certain features of the Stock Purchase Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Appendix B attached hereto.

    NUMBER OF SHARES AVAILABLE. A total of 300,000 shares of Common Stock will be made available for purchase under the Stock Purchase Plan, subject to appropriate adjustment for stock dividends, stock splits or combination of shares, recapitalization or other changes in the Company's capitalization.

    ADMINISTRATION. The Stock Purchase Plan will be administered by an administrator or committee appointed by the Board of Directors, which will initially be the Company's Vice President-Human Resources (the "Administrator"). The Administrator will have full authority to interpret and administer the Stock Purchase Plan.

    GRANT AND EXERCISE OF OPTIONS. All employees of the Company and its subsidiaries are eligible to participate in the Stock Purchase Plan. An eligible employee may elect to become a participant in the Stock Purchase Plan by filing with the Company a request form which (i) authorizes a regular payroll deduction from the employee's paycheck and/or (ii) provides for the participant to make a lump sum cash payment. A participant's payroll deduction must be in any whole percentage from one (1) to ten (10) percent of such participant's total compensation payable each pay period. An employee may not participate in the Stock Purchase Plan for an Option Period (i.e., each calendar quarter beginning January 1, April 1, July 1 and October 1 of each year) if he owns (as determined under the Code) five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, including the right to purchase shares under the Stock Purchase Plan. A participant cannot receive options to acquire shares under the Stock Purchase Plan that, in combination with options under other plans qualified under the same provision of the Code, would result during any calendar year in the purchase of shares having an aggregate fair market value of more than $25,000.

    On the first day of each Option Period, each participant who has properly filed a request form is granted an option ("Option") to purchase on the last day of such Option Period, at a price determined as described below (the "Option Price"), the number of full shares of Common Stock which the cash credited to his or her account at that time will purchase at the Option Price. Unless the cash credited to a participant's account is withdrawn or distributed, his or her Option will be deemed to have been exercised automatically on the last day of the Option Period. The Option Price for each Option Period will be eighty five percent (85%) of the fair market value (as defined in the Stock Purchase Plan) of the Common Stock on the last trading day of the Option Period. No fractional shares will be issued or purchased under the Stock Purchase Plan. Any accumulated cash balances remaining in a participant's account will be held in the participant's account for the next Option Period if a valid request form is in effect for such Option Period, or otherwise distributed to the participant without interest. If a participant dies, the cash balance in his or her account will be distributed to the participant's beneficiary, in cash, without interest, as soon as practicable. Since the shares will be purchased at less than market value, employees will receive a benefit from participating in the Stock Purchase Plan.

    In the event of a participant's discontinuance of payroll deductions, the cash balance in such participant's account will be returned to the participant, without interest, as soon as practicable. Until the participant requests otherwise, stock certificates for shares of Common Stock acquired upon the exercise of the participant's Option will be held by the Company or its agent as the nominee for the participant. This is done solely as a matter of convenience, and the participant may withdraw certificates for his or her shares of Common Stock at any time with a written request to the Administrator. If such a request is not made, distributions of certificates will be made promptly after the participant's death, disability, retirement or other termination of employment or the discontinuance of the participant's payroll deductions.

    A participant may request a change or discontinuance in the amount of any payroll deduction for future pay periods, by filing a notice with the Administrator. Any such notice of change will be effective no less than ninety
(90) days from the date of the filing of the notice, and any such notice of discontinuance will be effective thirty (30) days from the date of the filing of the notice. A participant that files a notice of discontinuance may not resume payroll deductions within ninety (90) days of the filing of the notice.

    The Option to purchase shares of Common Stock under the Stock Purchase Plan is exercisable only by the participant to whom the Option was granted.

    AMENDMENT AND TERMINATION. The Board of Directors may amend the Stock Purchase Plan at any time provided that no amendment will, without stockholder approval, disqualify the Stock Option Plan under Section 423 of the Code, increase the number of shares of Common Stock available for purchase thereunder, or change the designation of corporations whose employees are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan may be terminated by the Board of Directors at any time, and in any event will terminate when the maximum aggregate number of shares available thereunder have been acquired pursuant to the exercise of Options thereunder.

    FEDERAL INCOME TAX CONSEQUENCES. The Stock Purchase Plan is designed to qualify as an Employee Stock Purchase Plan under Section 423 of the Code. The following summary of federal income tax consequences with respect to the Stock Purchase Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

    Neither the grant nor the exercise of the Option granted under the Stock Purchase Plan will have a tax impact on the participant or the Company. If a participant disposes of the Common Stock acquired upon the exercise of his Option after at least two (2) years from the date of grant and one (1) year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the Common Stock at the time of disposition or (ii) the fair market value of the Common Stock at the date of grant, exceeds the purchase price of the Common Stock. Any gain in addition to this amount will be treated as a long-term capital gain. If a participant holds Common Stock at the time of the participant's death, the holding period requirements are automatically deemed to have been satisfied and ordinary income must be realized by the participant in the amount by which the lesser of (i) the fair market value of the Common Stock at the time of death or
(ii) the fair market value of the Common Stock at the date of grant, exceeds the purchase price. The Company will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of the Common Stock before expiration of two (2) years from the date of grant and one (1) year from the date of exercise, then the Participant must treat as ordinary income the excess of the fair market value of the Common Stock on the date of exercise of the Option over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the Participant.

    VOTING REQUIREMENTS. Approval of the Stock Purchase Plan will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK PURCHASE PLAN, AND THE ENCLOSED PROXY WILL BE VOTED IN THAT MANNER UNLESS THE STOCKHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES TO THE CONTRARY OR ABSTAINS FROM VOTING ON THIS PROPOSAL.

                              PROPOSAL TO APPROVE
                      THE 1995 STOCK OPTION AND AWARD PLAN
                                    (ITEM 4)

    The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, the Company's 1995 Stock Option and Award Plan (the "1995 Stock Plan"). If approved by stockholders, the 1995 Stock Plan will become effective as of February 17, 1995. No options will be granted under the 1993 Key Individual Stock Option Plan if the 1995 Stock Option Plan is approved by the stockholders.

    Stockholder approval of the 1995 Stock Plan is sought to (1) qualify the 1995 Stock Plan pursuant to Rule 16b-3 under the Exchange Act, and thereby render certain transactions under the 1995 Stock Plan exempt from certain provisions of Section 16 of the Exchange Act, (2) qualify certain types of awards under the 1995 Stock Plan as "performance based" compensation under
Section 162(m) of the Code, and thereby allow the Company to exclude such compensation from the one (1) million dollar cap on the tax deductibility of compensation paid to the executive officers listed in the Summary Compensation Table hereunder ("Named Executive Officers") and (3) satisfy the Company's obligations under its listing agreement for the Common Stock with the NASDAQ Stock Market. Stockholder approval of the 1995 Stock Plan is necessary to make the incentive awards contemplated by the 1995 Stock Plan.

    The following summary of certain features of the 1995 Stock Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Appendix C attached hereto.

    GENERALLY. The 1995 Stock Plan is a flexible plan that will provide the Compensation Committee broad discretion to fashion the terms of awards to provide eligible participants with such stock-based incentives as the Compensation Committee deems appropriate. It will permit the issuance of awards in a variety of forms, including: (i) nonqualified stock options ("NQSOs") and incentive stock options ("ISOs"; NQSOs and ISOs collectively, "Stock Options"),
(ii) performance shares and (iii) restricted stock awards.

    ADMINISTRATION. The 1995 Stock Plan will be administered by the Compensation Committee, each member of which will be a "disinterested person" within the meaning of Section 16 of, and Rule 16b-3 under, the Exchange Act. The 1995 Stock Plan vests broad powers in the Compensation Committee to administer and interpret the 1995 Stock Plan. The Compensation Committee's powers include authority, within the limitations set forth in the 1995 Stock Plan, to (i) select the persons to be granted awards, (ii) determine the size and type of awards, (iii) construe and interpret the 1995 Stock Plan, (iv) establish, amend or waive rules and regulations for the administration of the 1995 Stock Plan and
(v) determine whether an award, award agreement or payment of an award should be amended, reduced or eliminated, to the extent the 1995 Stock Plan gives discretion to the Compensation Committee to do so.

    ELIGIBILITY. In general, any key employees of the Company or any subsidiary of the Company, including key employees who are also directors, as well as any other persons, including consultants, independent contractors or other service providers, are eligible to receive awards under the 1995 Stock Plan.
Notwithstanding the foregoing, no person who is a member of the Compensation Committee is eligible to receive awards under the 1995 Stock Plan, and only employees of the Company are eligible to receive grants of ISOs, performance shares and restricted stock.

    NUMBER OF SHARES AVAILABLE. The 1995 Stock Plan provides for the grant of up to 2,500,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under the 1995 Stock Plan. In the event of a stock dividend, stock split, recapitalization or similar event, the Compensation Committee will equitably adjust the aggregate number of shares subject to the 1995 Stock Plan and the number, class and price of shares subject to awards outstanding.

    AMENDMENT AND TERMINATION. The 1995 Stock Plan may be amended, modified or terminated by the Board of Directors, subject to stockholder approval if such an amendment would materially modify the eligibility requirements thereunder, increase the total number of shares allowed to be issued thereunder, extend the term thereof, require shareholder approval under Rule 16b-3 of the Exchange Act or, in any case, if the Board determines that stockholder approval is appropriate. Unless earlier terminated by the Board of Directors or stockholders, the 1995 Stock Plan will terminate on February 17, 2005.

    CODE SECTION 162(M). At all times when the Compensation Committee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the 1995 Stock Plan will comply with such conditions. The Compensation Committee is nevertheless empowered to grant awards that would not constitute "performance based" compensation under Section 162(m), as was the case with certain grants of restricted stock on February 27, 1995 described below which will vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 1995 Stock Plan, the Compensation Committee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

AWARDS UNDER THE 1995 STOCK PLAN.

    STOCK OPTIONS. The Compensation Committee in its discretion will determine the number of shares of Common Stock subject to Stock Options to be granted to each participant, but no Named Executive Officer may be granted Stock Options to purchase more than 300,000 shares during any one (1) plan year. The Compensation Committee may grant NQSOs, ISOs or a combination thereof to participants. ISOs, however, may only be granted to employees of the Company or its subsidiaries, and may only be granted if the aggregate fair market value of the Common Stock underlying ISOs granted under all plans of the Company that become exercisable for the first time during any calendar year is less than $100,000. ISOs granted under the 1995 Stock Plan will provide for the purchase of Common Stock at prices not less than 100% of the fair market value thereof on the date the Stock Option is granted. NQSOs granted under the 1995 Stock Plan will provide for the purchase of Common Stock at prices determined by the Compensation Committee, but in any event not less than 85% of the fair market value thereof on the date the Stock Option is granted. No Stock Option granted will be exercisable later than the tenth anniversary date of its grant.

    Stock Options will be exercisable at such times and subject to such restrictions and conditions as the Compensation Committee approves. A holder of Stock Options may be able to transfer the Stock Options, under certain circumstances, to members of his or her immediate family (as defined in the 1995 Stock Plan), to one (1) or more trusts for the benefit of his or her immediate family or to partnerships in which immediate family members are the only partners, if such holder's option agreement expressly permits such transfer and the holder does not receive any consideration in any form whatsoever for the transfer. Other than the foregoing, Stock Options will not be transferable by the holder other than by will or applicable laws of descent and distribution. The option exercise price is payable in cash or, if approved by the Compensation Committee, in shares of Common Stock having a fair market value equal to the exercise price or in a combination of cash and such shares. Upon termination of a participant's employment due to death, disability or retirement, all Stock Options outstanding will immediately vest and will be exercisable for the shorter of their remaining term or two (2) years after termination of employment in the case of death, one (1) year after termination of employment in the case of disability, and three (3) months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all Stock Options held by the participant which are not vested as of the effective date of termination will be forfeited. However, the Compensation Committee, in its sole discretion, may immediately vest all or any portion of the Stock Options of a participant not vested as of such date. In the case of termination by the Company without cause, the participant may exercise any vested Stock

Options for three (3) months following the termination of employment, and in the case of termination by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the Stock Options will be forfeited immediately upon the termination of employment.

    PERFORMANCE SHARES. The Company may grant performance shares to employees of the Company or its subsidiaries in such amounts, and subject to such terms and conditions, as the Compensation Committee in its discretion determines; provided, however, that none of the Named Executive Officers may earn more than 300,000 performance shares with respect to any performance period. Each performance share will have a value equal to the fair market value of a share of Common Stock on the date the performance share is earned. The Compensation Committee in its discretion will set performance goals to be achieved over performance periods of not less than two (2) years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to Named Executive Officers will be one (1) or more of the following: total shareholder return, return on assets, return on equity, earnings per share and ratio of operating overhead to operating revenue, unless and until the Company's stockholders vote to change such performance measures. In the event that applicable tax and/ or securities laws change to permit the Compensation Committee discretion to alter the governing performance measures without obtaining stockholder approval, the Compensation Committee will have the sole discretion to make such changes without obtaining stockholder approval. In any event, with respect to employees that are not Named Executive Officers, the Compensation Committee may approve performance measures not listed above without stockholder approval.

    After the applicable performance period has ended, the Compensation Committee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The grantee of a performance share award will receive payment, within seventy-five (75) days following the end of the applicable performance period, of performance shares earned in cash or shares of Common Stock (or in a combination of cash and shares of Common Stock), which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares. If the employment of a participant is terminated by reason of death, disability or retirement or at the request of the Company without cause during the performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Compensation Committee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants who did not terminate employment during the applicable performance period. If a participant's employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Performance shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

    RESTRICTED STOCK. The Compensation Committee may from time to time grant restricted stock awards to employees of the Company or its subsidiaries. Each grant of restricted stock will be evidenced by a written grant agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Compensation Committee, at its discretion, to be necessary or desirable. Terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted.

    Each grant of restricted stock will be subject to restrictions, determined by the Compensation Committee in its discretion, for a period of at least one
(1) year (the "Restricted Period"). Such restrictions may include only the requirement of continued employment or may include other financial performance based criteria established by the Compensation Committee. For the initial grants under the 1995 Stock Plan, the Restricted Period will expire with respect to twenty percent (20%) of the total grant on each of the first five (5) anniversaries of the grant. The restricted stock will be forfeitable (and all rights of the participant in the Common Stock will terminate) unless the participant has remained a full-time employee of the Company or of any of its subsidiaries until the expiration of the Restricted Period and any other conditions prescribed by the Compensation Committee are met. However, the Committee may, after a grant, in its discretion, shorten the Restricted Period or waive any condition to the lapse of the restrictions. The grant agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of the participant's employment by reason of the participant's death, disability, retirement or discharge without cause.

    During the Restricted Period the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of restricted stock, except as follows. Cash dividends will be paid either in cash or in restricted stock, as the Compensation Committee determines. In addition, the restricted stock may not be transferred, assigned or encumbered unless and until all restrictions have lapsed. The restricted stock will be forfeited to the Company if all conditions to the lapse of the restrictions have not been met or waived at or prior to the expiration of the Restricted Period.

    CHANGES IN CONTROL. Upon the occurrence of certain change in control events, (i) all Stock Options outstanding will become immediately exercisable;
(ii) the target payout obtainable under all performance shares and annual incentive awards will be deemed to have been fully earned for the entire performance period and, within thirty (30) days of the change in control, each participant will be paid in cash a pro rata portion of such target payout based on the elapsed portion of the applicable performance period, provided that there will not be an accelerated payout with respect to performance shares granted less than six (6) months prior to the effective date of the change in control,
(iii) all restrictions on restricted stock will lapse and (iv) the Compensation Committee may, in its discretion, make any other modifications to any awards as determined by the Compensation Committee to be deemed appropriate before the effective date of such change in control.

FEDERAL TAX CONSEQUENCES.

    The following summary of federal income tax consequences with respect to the 1995 Stock Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

    STOCK OPTIONS. There are generally no federal tax consequences either to the employee receiving Stock Options (the "Optionee") or to the Company upon the grant of a Stock Option. On exercise of an ISO, the Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for the Optionee under the Alterative Minimum Tax provisions of the Code. Generally, if the Optionee disposes of shares acquired upon exercise of an ISO within two (2) years of the date of grant or one (1) year of the date of exercise, the Optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the Optionee will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

    PERFORMANCE SHARES. The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

    RESTRICTED STOCK. The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant.

    The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the limitation period.

RESTRICTED STOCK GRANTS.

    The following table reflects certain awards of restricted stock made by the Compensation Committee on February 27, 1995, subject to approval by the stockholders of the 1995 Stock Plan. Other than as follows, it is not possible to determine either the benefits or amounts that will be received by any persons or groups of persons under the 1995 Stock Plan or that would have been received had it been in effect during the last fiscal year.

                               NEW PLAN BENEFITS
                        1995 STOCK OPTION AND AWARD PLAN

                                                                                DOLLAR
                                                                                 VALUE      NUMBER OF
                             NAME AND POSITION                                  ($)(1)        UNITS
- ----------------------------------------------------------------------------  -----------  -----------
Robert H. Lutz, Jr., Chairman of the Board and Chief
 Executive Officer                                                               202,905       30,060
Richard L. Cravey, Chief Executive Officer                                        -0-          -0-
Robert L. Adair III, President and Chief Operating Officer                       114,547       16,970
Douglas R. Urquhart, Senior Vice President -- Business Development and
 Portfolio Acquisitions                                                           47,250        7,000
Donnie M. Skidmore, Vice President -- Corporate Acquisitions                      -0-          -0-
Richard D. Fairman, Senior Vice President -- Commercial Group                     47,250        7,000
All current executive officers, as a group                                       654,547       96,970
All current directors who are not executive officers, as a group                  -0-          -0-
All employees, including all current officers who are not executive
 officers, as a group                                                            684,011      101,335

- ------------------------
(1) Dollar value is based upon the April 17, 1995 stock price of $6.75 per share multiplied by the number of shares.

    VOTING REQUIREMENTS.   Approval  of the  1995 Stock  Plan will  require  the
affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1995 STOCK PLAN, AND THE ENCLOSED PROXY WILL BE VOTED IN THAT MANNER UNLESS THE STOCKHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES TO THE CONTRARY OR ABSTAINS FROM VOTING ON THIS PROPOSAL.

                 PROPOSAL TO APPROVE THE ANNUAL INCENTIVE PLAN
                                    (ITEM 5)

    The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, the Company's Annual Incentive Plan (the "Incentive Plan"). If approved by stockholders, the Incentive Plan will become effective as of February 17, 1995. Stockholder approval of the Incentive Plan is sought to qualify payments under the Annual Incentive Plan as "performance based" compensation under Section 162(m) of the Code, and thereby allow the Company to exclude such compensation from the one (1) million dollar cap on the tax deductibility of compensation paid by the Company to the Named Executive Officers. Stockholder approval of the Incentive Plan is necessary to pay the incentive awards contemplated by the Incentive Plan.

    The following summary of certain features of the Incentive Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Appendix D attached hereto.

    GENERAL. The Incentive Plan provides for all regular full- and part-time employees of the Company and its divisions and subsidiaries to be granted annual incentive awards consistent with the objectives and limitations of the Incentive Plan. If approved by stockholders, it is anticipated that the first awards under the Incentive Plan will be paid in 1996.

    ADMINISTRATION. The Incentive Plan will be administered by the Compensation Committee, each member of which will be a "disinterested person" within the meaning of Section 16 of, and Rule 16b-3 under, the Exchange Act. The Compensation Committee is vested with broad powers to administer and interpret the Incentive Plan. The Compensation Committee's powers include authority, within the limitations set forth in the Incentive Plan, to (i) select the persons to be granted awards, (ii) determine the objectives and conditions for earning awards, (iii) certify whether such objectives and conditions have been met, and (iv) aprove the amount of an award.

    ELIGIBILITY TO RECEIVE AWARDS. Full- and part-time employees of the Company and its subsidiaries may, at the discretion of the Compensation Committee, be granted annual incentive awards under the Incentive Plan. Because the number of employees may change over time and because the selection of participants is discretionary, it is impossible to determine the number of persons who will be eligible for awards under the Incentive Plan during its term.

    ANNUAL INCENTIVE AWARDS. Prior to March 30 of each year (or upon becoming an executive officer whose compensation is required to be disclosed in the Summary Compensation Table of the Company's annual proxy statement, if later), certain employees will be granted an incentive award for that year based on a specified level of pretax earnings for the Company. The annual incentive awards granted under the Incentive Plan become payable in cash upon the achievement by the Company of such level of pretax earnings.

    NEGATIVE DISCRETION. Notwithstanding attainment of a target established for an award under the Incentive Plan, the Compensation Committee has the discretion to reduce some or all of an award that would otherwise be paid to an employee.

    AWARD MAXIMUM. The Compensation Committee will set a maximum individual target award level for each employee, expressed as a percentage of the Company's pretax net income. The maximum individual target award level that may be established under the Incentive Plan is four percent (4%) of the Company's pretax net income. The establishment of a target award level will not guarantee any employee payment of an award under the Incentive Plan.

    AMENDMENT AND TERMINATION. The Compensation Committee may amend or terminate the Incentive Plan at any time, provided that unless the stockholders have first approved thereof, no such amendment may increase the maximum individual target award under the Incentive Plan, modify the requirements as to eligibility for participation therein, base the award fund on any measure other than pretax net income or modify any other material term thereof.

    No awards may be made under the Incentive Plan after December 31, 2005.

    FEDERAL TAX CONSEQUENCES. The following summary of federal income tax consequences with respect to the Incentive Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

    Under the Code as presently in effect, a grant of an award under the Incentive Plan would have no federal income tax consequences. The payment of the award is taxable to a participant as ordinary income. It is presently contemplated that amounts taxable to employees under the Incentive Plan will be deductible by the Company as compensation.

    VOTING  REQUIREMENTS.    Approval of  the  Incentive Plan  will  require the
affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCENTIVE PLAN, AND THE ENCLOSED PROXY WILL BE VOTED IN THAT MANNER UNLESS THE STOCKHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES TO THE CONTRARY OR ABSTAINS FROM VOTING ON THIS PROPOSAL.

                   DATE FOR RECEIPT OF STOCKHOLDER'S PROPOSAL

    Any proposal which a stockholder may wish to have included in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 1996, in accordance with Rule 14a-8 of the proxy rules of the Securities and Exchange Commission, must be received by the Company by December 22, 1995.

                                 OTHER BUSINESS

    Management does not presently know of any matters which may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

    If you do not expect to be personally present at this meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          L. KEITH BLACKWELL
                                          GENERAL COUNSEL AND SECRETARY
April 20, 1995

                                                                      APPENDIX A

                                AMENDMENT NO. 1
                                       TO
              AMRESCO, INC. (FORMERLY KNOWN AS BEI HOLDINGS, LTD.)
                     1993 KEY INDIVIDUAL STOCK OPTION PLAN

    WHEREAS, on November 16, 1993 the BEI Holdings, Ltd. 1993 Key Individual Stock Option Plan (the "Plan") was adopted by the Board of Directors of BEI Holdings, Ltd., a Delaware corporation (the "Company"), and on December 31, 1993 the Plan was approved by the shareholders of the Company; and

    WHEREAS, the Company changed its name to AMRESCO, INC. on May 23, 1994, and the Board now desires to amend the Plan in order to reflect such name change as well as certain other changes to the Plan;

    NOW, THEREFORE, the following amendments to the Plan are hereby adopted:

    1. NAME CHANGE. The name of the Plan shall be the "AMRESCO, INC. 1993 Key Individual Stock Option Plan" and any reference in the Plan to BEI Holdings, Ltd. shall be changed to a reference to AMRESCO, INC.

    2. ELIGIBLE EMPLOYEES. The following shall be added as a new sentence at the end of Section 1.5:

        Any employee of the Company must be a salaried employee in order to be eligible to receive grants of Options hereunder.

    3. INDIVIDUAL LIMITS; EXERCISE PRICE. The following shall be added as new subparagraphs immediately following subparagraph (h) at the end of Section 2.2 of the Plan:

        "(i) No Option or Options with respect to more than 300,000 shares of Common Stock shall be granted to any individual within any twelve month period during the term of the Plan.

        (j) The option price per share of Common Stock shall not be less than the Fair Market Value of a share of Common Stock."

    4. LIMITED TRANSFERABILITY. Subsection 2.2(f) is hereby deleted in its entirety and the following is inserted in lieu thereof:

        (f) A Grantee may transfer an Option granted hereunder to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Option Agreement evidencing such Option expressly provides that the Option may be transferred, and (ii) the Grantee does not receive any consideration in any form whatsoever for said transfer. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Option Agreements evidencing options granted prior to May 23, 1994 may be amended to provide for their transferability, subject to the foregoing conditions. For purposes hereof, "Immediate Family" shall mean the Grantee and the Grantee's spouse, and their respective ancestors and descendants.

        Any Option that is (i) granted pursuant to any agreement that does not expressly allow the transfer of said Option or (ii) not amended to expressly permit its transfer, shall not be transferable by the Grantee otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Grantee's lifetime only by the Grantee.
    Notwithstanding  anything  herein  to  the  contrary,  any  Option   granted
    hereunder may, if the Grantee is disabled and the Option remains exercisable, be exercised by his or her duly appointed guardian or other legal representation, and upon a Grantee's death, to the extent that an Option is otherwise exercisable hereunder, such Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise such Option under the Grantee's will or by the applicable laws of descent and distribution.

    5.    NO OTHER  MODIFICATION.   Other  than  as expressly  provided  in this
Amendment No. 1, the Plan shall not be modified or superseded.

    6. EFFECTIVENESS. This Amendment No. 1 to the Plan has been recommended by the Compensation Committee and approved by the Board of Directors of the Company on May 23, 1994 and will be effective as of such date subject to the approval of such Amendment by shareholders of the Company holding a majority of the votes cast (with abstentions not counting as being cast) at the next annual meeting of shareholders of the Company.

                                                                      APPENDIX B

                                 AMRESCO, INC.
                       1995 EMPLOYEE STOCK PURCHASE PLAN

1.  ESTABLISHMENT AND DURATION OF PLAN

    AMRESCO, INC. ("AMRESCO") hereby establishes the 1995 Employee Stock Purchase Plan (the "Plan"), under which employees of AMRESCO and its subsidiaries have the right pursuant to options granted under the Plan to purchase shares of the common stock, par value $.05 per share, of AMRESCO (the "Common Stock") through payroll deductions or by direct payment to the Administrator or its designee as provided herein. It is intended that the Plan shall qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be effective as of the date it is approved by the Board of Directors of AMRESCO (the "Effective Date"), subject to any registration requirements under the Securities Act of 1933, as amended (the "Act"), and the approval of stockholders of AMRESCO under Section 423 of the Code, and shall continue until terminated in accordance with Section 9.

2.  ADMINISTRATION

    The Plan shall be administered by an Administrator (the "Administrator") who shall be appointed by the Board of Directors of AMRESCO (the "Board"). The Board may appoint as the Administrator an individual or a committee (which may be an existing or a newly formed committee of the Board). Subject to the provisions hereof, the Administrator shall have plenary authority in its discretion to interpret and administer the Plan, including the right to adjust the number of shares of Common Stock for which an Option is exercised if the limit on the number of shares which may be purchased under Section 5(a) would be exceeded in the absence of such adjustment and the right to define the employees of AMRESCO entitled to participate herein. Except as to matters which are herein expressly reserved for determination by the Board, the Administrator's decisions and determinations in the administration hereof shall be final, conclusive and binding upon all persons, including, but not limited to, AMRESCO and its subsidiaries, their stockholders and directors and any persons having any interests in any options which are granted hereunder.

3.  PARTICIPATION

    (a) GRANT OF OPTIONS. Except as otherwise provided herein, each employee of AMRESCO or of any corporation, partnership or other legal entity at least 50% of the voting securities of which are owned directly or indirectly by AMRESCO (a "Subsidiary"), including, but not limited to, any corporation which becomes a Subsidiary of AMRESCO on or after the adoption hereof, shall automatically on the later of the Effective Date or such employee's employment commencement date, be granted an option (an "Option") hereunder to purchase shares of Common Stock (employees to whom Options are granted are hereinafter sometimes referred to as "Participants"), which Option shall continue through such calendar quarter and shall be granted anew on the first day of each succeeding calendar quarter. Each such quarterly period, or position thereof with respect to the initial period, is referred to herein as an "Option Period".

    (b) 5% SHAREHOLDERS. Notwithstanding the foregoing, an employee cannot be granted an Option if such employee, immediately after the Option was granted, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of AMRESCO. For this purpose, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. In addition, an employee is considered for this purpose as also owning stock which he or she may purchase under any outstanding stock options (including an Option). No Option shall be exercisable for shares of Common Stock except to the extent of that number of shares which would not cause the Participant to whom such Option is granted to be a 5% or more shareholder as described above.

    (c) RIGHTS AND PRIVILEGES. All employees of AMRESCO or any of its Subsidiaries shall have the same rights and privileges hereunder, except that the amount of Common Stock which may be purchased by any employee under an Option will bear a uniform relationship to the total compensation of employees in accordance with the maximum authorized payroll deduction or other limitations as set forth in Section 4(b).

4.  TERMS AND CONDITIONS OF OPTIONS

    Options are intended to qualify under Section 423 of the Code for favorable tax treatment. Each Option shall be evidenced by such written document as may be prescribed by the Administrator or its designee. Options and their exercise shall be subject to the following requirements:

    (a) OPTION PRICE. The price to be paid for Common Stock upon exercise of an Option through payroll deductions is 85% of the Fair Market Value of the Common Stock on the last day of each Option Period, and, unless and until the Administrator provides otherwise, is 100% of such Fair Market Value for exercise of an Option by other than payroll deductions. "Fair Market Value" shall be determined as follows:

        (i) If, on the relevant date, the Common Stock is traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Common Stock may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

        (ii) If, on the relevant date, the Common Stock is not listed on any securities exchange or traded on Nasdaq, but nevertheless is publicly traded and reported on Nasdaq without closing sale prices being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

       (iii) If, on the relevant date, the Common Stock is not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Administrator.

    (b)  MANNER OF EXERCISE AND PAYMENT.

        (i) In order to exercise an Option, a Participant must authorize payroll deductions in advance for future pay periods, which, if allowed by the Administrator or its designee, do not necessarily have to be taken for each consecutive pay period. In addition, the Administrator may allow, in its sole discretion and subject to such terms and procedural requirements as it may establish, for Options to be exercised by delivery of payments by Participants directly to the Administrator or its designee. Such payroll deductions or total payments to the Administrator may not exceed, in the aggregate for any calendar year, ten percent (10%) of the total annual salary, wages and bonuses paid such Participant for the respective calendar year. The Administrator or its designee may, in its sole discretion, establish a minimum amount of any such payroll deduction or direct payment to the Administrator or its designee, and/or may require that any payroll deduction must be made in whole percentages (i.e., 1%, 2%, 3%, etc.) and not in any fraction of a percentage. Such payroll deduction authorizations shall be made by filing with the Administrator or its designee a completed form prescribed or approved by the Administrator or its designee.

        (ii) In addition to the limitations in Section 4(b)(i), dividends paid on shares of Common Stock purchased by a Participant upon exercise of an Option, the certificates for which are held by

    AMRESCO or its designee as nominee for such Participant, shall be added to the payroll deduction taken on or next following the respective dividend payment date, and for purposes of an exercise of an Option and the purchase of Common Stock pursuant thereto, shall be deemed a portion of the respective payroll deduction. If a Participant exercises an Option by direct payment to the Administrator or its designee, dividends paid on the Common Stock purchased upon exercise shall be held by the Administrator or its designee and invested in additional shares of Common Stock on behalf of the Participant at such time as the amount held is sufficient to purchase a full share.

       (iii) An Option shall be deemed to be exercised automatically on the last day of each Option Period during which a payroll deduction is taken or the option price is paid directly to the Administrator or its designee. Such Option shall be exercised each such time to the extent of the number of full shares of Common Stock which may be purchased with the amount then deducted from the respective Participant's pay or the amount delivered to the Administrator. Any amount remaining because such remaining amount was not sufficient to purchase a full share may be retained by AMRESCO for the Participant's account and applied to the purchase price of shares of Common Stock pursuant to subsequent exercises of such Option.

       (iv) A Participant may prospectively change the amount authorized as payroll deductions or discontinue payroll deductions, effective as of the time specified, by filing a notice to such effect with the Administrator or its designee on a form prescribed by the Administrator or its designee; provided, however, that no such change in the amount of payroll deductions shall be effective prior to the expiration of ninety (90) days after the filing of such notice; and, further provided, that a discontinuance of payroll deductions shall be effective upon the expiration of thirty (30) days after the filing of a notice to discontinue payroll deductions and such Participant may not resume payroll deductions until the expiration of ninety
    (90) days from the date of discontinuance. Such change or discontinuance shall be effective thereafter until another election, authorizing a payroll deduction, is filed with the Administrator or its designee in the manner described above. Options may only be exercised by paying the Option price through a payroll deduction (including dividend payments) or by direct payment to the Administrator as provided above.

    (c) TERM OF OPTION. No Option may be exercised after the expiration of five (5) years from and after the date such Option is initially granted, and thus each Option shall expire five (5) years after the date of its initial grant. Upon expiration of an Option, the Administrator, in its sole discretion, may, on the date immediately following the date of expiration of such Option or thereafter, grant a new Option to the employee whose Option so expired. Notwithstanding the foregoing, all Options will expire at such time as the maximum aggregate number of shares of Common Stock available hereunder, as set forth in the Section 5(a), has been acquired pursuant to the exercise of Options, and an Option will expire upon the effective date of termination of the employment of the Participant to whom such Option has been granted or on the date of his or her death.

    (d)   OPTIONS NON-ASSIGNABLE.   An Option  shall be exercisable  only by the
Participant to whom such Option has been granted, and no Option shall be assignable by any Participant.

    (e) VOTING AND OTHER RIGHTS AS A STOCKHOLDER. Each Participant shall have full stockholder rights with respect to all shares of Common Stock purchased upon exercise of an Option, including, but not limited to, voting, dividend and liquidation rights. Shares for which an Option has been exercised but which are held in the name of AMRESCO or its agent for a Participant's account will be covered by proxies provided to such Participant by AMRESCO. A Participant shall have no rights as a stockholder with respect to shares subject to an Option for which such Option has not then been exercised.

    (f) ANNUAL $25,000 LIMIT. No employee may be granted an Option which permits his or her rights to purchase Common Stock hereunder and under any other plans qualifying under Section 423 of the Code of AMRESCO and its Subsidiaries, taken in the aggregate, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Option is granted) for each calendar year in which such Option is outstanding at any time. For purposes hereof (i) the right to purchase Common Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase Common Stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of fair market value of Common Stock (determined at the time such Option is granted) for any one calendar year; and (iii) a right to purchase Common Stock which has accrued under one Option may not be carried over to any other Option. Subject to the other limitations herein, if a Participant does not purchase the maximum amount of Common Stock in a given calendar year, the excess of $25,000 over the amount of Common Stock purchased may be carried over to a subsequent year for a later purchase. Thus, a Participant may purchase $25,000 of Common Stock for the year of purchase and, in addition, that amount for each of the preceding years during which the Option was outstanding to the extent that the $25,000 ceiling was not purchased in the preceding year. However, a Participant may not purchase Common Stock in anticipation that the limit will not be used in future years.

5.  SHARES SUBJECT TO OPTION

    (a) No more than an aggregate of three hundred thousand (300,000) shares of Common Stock may be purchased or issued pursuant to the exercise of Options, provided, however, such number of shares shall automatically be adjusted from and after the Effective Date to reflect appropriately any of the following events: (i) any stock split in the form of a stock dividend payable in shares of Common Stock; (ii) any recapitalization, reclassification, split-up, consolidation of, or other change in, the Common Stock; or (iii) an exchange of the then outstanding shares of Common Stock, in connection with a merger, consolidation, share exchange or other reorganization of AMRESCO.

    (b) AMRESCO will, in accordance with and to the extent of the exercise of each Option, apply all payroll deductions and amounts received by the Administrator on behalf of Participants to the purchase of full shares of Common Stock for the account of the respective Participant. Such shares may be made available from either authorized but theretofore unissued shares of Common Stock, Common Stock held in treasury or shares of Common Stock reacquired by AMRESCO, or may be purchased in the public market, from a market maker, or by other negotiated transactions, including purchases from Participants who are receiving Common Stock pursuant to the exercise of Options or from persons who are entitled to receive or who have received Common Stock from any benefit program maintained by AMRESCO upon retirement, other termination of employment or any other event. Such purchases may be subject to such terms with respect to price, delivery and other terms and conditions as to which AMRESCO may agree. AMRESCO may appoint an independent agent to purchase the Common Stock, with the independent agent determining the amount of such purchases, the price to be paid and the broker or dealer, if any, through or from whom the purchases are to be made. For the purpose of making purchases, AMRESCO may commingle each Participant's funds with those of all other Participants. The manner and timing of the issuance or purchases of Common Stock hereunder shall be in accordance with all applicable federal securities laws.

6.  DISTRIBUTION OF STOCK CERTIFICATES

    Until distribution is requested by a Participant, stock certificates evidencing Participants' shares of Common Stock acquired upon the exercise of an Option shall be held by AMRESCO or its designee as the nominee for such Participants. Certificates shall be held by AMRESCO or its designee as nominee for Participants solely as a matter of convenience. The Participant shall have all ownership rights to such shares, and AMRESCO shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby. A Participant may withdraw certificates for his or her shares of Common Stock credited to his or her account at any time by a written request for such withdrawal delivered to the Administrator or its designee, and upon any such request, AMRESCO will promptly distribute such certificates to the requesting Participant. Distributions of stock certificates will be made promptly after the death, disability, retirement or other termination of employment of a Participant or discontinuance by a Participant of payroll deductions hereunder. In the event of a Participant's death, such stock certificates will be distributed to the Participant's beneficiary most recently designated by such Participant on a form prescribed by the Administrator or its designee. If such Participant makes no such designation, or if all of the designated beneficiaries predecease such Participant, distribution will be made to such Participant's estate.

7.  SECURITIES REGULATION

    AMRESCO shall not be required to issue any certificate or certificates for shares of Common Stock hereunder prior to (i) obtaining any approval from any governmental agency which AMRESCO shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the shares of Common Stock may be listed and (iii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulations of any governmental body which AMRESCO shall, in its sole discretion, determine to be necessary or advisable.

8.  AMENDMENT

    The Plan may, from time to time, be amended or modified by the Board in such respects as it shall deem advisable, including, without limitation, amendments to ensure that the Options qualify under Section 423 of the Code, or amendments to conform to any change in any law or regulation governing same; provided, however, that no such amendment or modification shall (i) disqualify the Plan under Section 423 of the Code, (ii) increase the aggregate number of shares of Common Stock which may be purchased or issued pursuant to the exercise of Options (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split-up) or (iii) change the designation of corporations whose employees may be offered Options. Any amendment which would have the effect of (ii) or (iii) above must be approved by AMRESCO's stockholders in accordance with Section 423 of the Code and any securities law requirements.

9.  TERMINATION OF PLAN

    The Plan shall continue until the first to occur of (i) the maximum aggregate number of shares of Common Stock available hereunder, as set forth in
Section  5(a) hereof, has been  acquired pursuant to the  exercise of Options or
(ii) termination of the Plan by the Board. The Board may, at any time in its absolute discretion, terminate the Plan and, unless disallowed by applicable law, terminate any then outstanding Options so that such terminated Options may not be exercised after the effective date of such termination.

                                                                      APPENDIX C

                                 AMRESCO, INC.
                        1995 STOCK OPTION AND AWARD PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSE AND DURATION

    1.1 ESTABLISHMENT OF THE PLAN. AMRESCO, INC., a Delaware corporation (hereinafter referred to as "AMRESCO"), hereby establishes a stock option and award plan to be known as the "AMRESCO, INC. 1995 Stock Option and Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

    Subject to approval by AMRESCO's stockholders at their 1995 Annual Meeting, the Plan shall become effective as of February 17, 1995 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to secure for AMRESCO and its stockholders the benefits of the incentive inherent in stock ownership in AMRESCO by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of AMRESCO by linking the personal interests of Participants to those of AMRESCO's stockholders, and by providing Participants with an incentive for outstanding performance.

    The Plan is further intended to provide flexibility to AMRESCO in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

    1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2.  DEFINITIONS

    Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.

         (b) "AWARD AGREEMENT" means an agreement entered into by each Participant and AMRESCO, setting forth the terms and provisions applicable to Awards granted to Participants hereunder.

         (c) "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (d) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of AMRESCO.

         (e) "CAUSE" means: (i) willful misconduct on the part of a Participant that is materially detrimental to AMRESCO; or (ii) the indictment of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause" and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and the means of determining its existence shall apply to the Participant for purposes hereof.

         (f)  "CHANGE IN CONTROL" shall be deemed to have occurred if:

           (i) An acquisition by any Person of Beneficial Ownership of the Shares then outstanding ("AMRESCO Common Stock Outstanding") or the voting securities of AMRESCO then outstanding entitled to vote generally in the election of directors ("AMRESCO Voting Securities Outstanding"); provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of AMRESCO Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of AMRESCO Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of AMRESCO Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of AMRESCO Voting Securities Outstanding, as the case may be; or

           (ii) The approval of the stockholders of AMRESCO of a reorganization, merger, consolidation, complete liquidation or dissolution of AMRESCO, the sale or disposition of all or substantially all of the assets of AMRESCO or similar corporate transaction (in each case referred to in this Section 2(f) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by AMRESCO's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding  the provisions set forth in  subparagraphs (i) and (ii) of this
Section 2(f), the following shall not constitute a Change in Control for purposes hereof: (1) any acquisition of shares of common stock of AMRESCO by, or consummation of a Corporate Transaction with, any Subsidiary or an employee benefit plan (or related trust) sponsored or maintained by AMRESCO or an affiliate; or (2) any acquisition of shares of common stock of AMRESCO, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of AMRESCO Common Stock Outstanding and AMRESCO Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of AMRESCO Common Stock Outstanding and AMRESCO Voting Securities Outstanding, as the case may be.

         (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         (h) "COMMITTEE" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in
    Article 3.

         (i) "DIRECTOR" means any individual who is a member of the Board of Directors.

         (j) "DISABILITY" shall have the meaning ascribed to such term in the AMRESCO long- term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (k) "EMPLOYEE" means any full-time, salaried employee of AMRESCO, or AMRESCO's Subsidiaries.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         (m) "FAIR MARKET VALUE" shall be determined as follows:

           (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

           (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

          (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (n) "FINAL AWARD" means the actual award earned during a performance period by a Participant, as determined by the Committee at the end of the performance period pursuant to Article 7.

         (o) "INCENTIVE PAYMENT DATE" means the seventy-fifth (75th) day following the last day of the performance period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

         (p) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (q) "INSIDER" shall mean a Person who is, on the relevant date, a director, officer or ten percent (10%) beneficial owner of any class of AMRESCO's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         (r) "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         (s)  "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to  purchase
    Shares   granted  under  Article  6  which  is  not  intended  to  meet  the requirements of Code Section 422.

         (t) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         (u) "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

         (v) "PARTICIPANT" means an Employee, director or other person who has been granted an Award which is outstanding.

         (w) "PERFORMANCE SHARE" means an Award granted to an Employee, as described in Article 7.

         (x) "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (y) "PLAN YEAR" shall mean, for purposes of Article 7, AMRESCO's fiscal year which coincides with each calendar year during the term hereof.

         (z) "RETIREMENT" shall have the meaning ascribed to such term in the AMRESCO, INC. Retirement Savings and Profit Sharing Plan and Trust.

        (aa) "RESTRICTED STOCK" means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof.

        (ab) "SHARES" means the shares of common stock of AMRESCO, par value $0.05 per share.

        (ac) "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which AMRESCO has a fifty percent (50%) or greater voting interest.

        (ad) "WINDOW PERIOD" means the period beginning on the third (3rd) business day following the date of public release of AMRESCO's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date.

ARTICLE 3.  ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 or any successor thereto under the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

    The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

    3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of AMRESCO, who may include, without limitation, consultants, independent contractors or other providers of services to AMRESCO, who shall participate herein (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to AMRESCO. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof. As permitted by law, the Committee may delegate its authority hereunder.

    3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including AMRESCO, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of two million five hundred thousand (2,500,000). These Shares may, in the discretion of AMRESCO, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by AMRESCO.

    The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder;

        (a) The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award.

        (b) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Shares.

        (c)   While  an  Option,  Restricted   Stock  or  Performance  Share  is
    outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

        (d) In the event an Award is paid in the form of Shares or derivatives of Shares, the authorized pool shall be reduced by the number of Shares or Share derivatives paid to the Participant, as determined by the Committee.

        (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

    4.2 LAPSED AWARDS. If any Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one (1) or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant hereunder.

    4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of AMRESCO, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of AMRESCO, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

    Any key Employee of AMRESCO, or of any Subsidiary, including any such Employee who is also a director of AMRESCO, or of any Subsidiary, or any other Person, including consultants, independent contractors or other service providers, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of AMRESCO or any Subsidiary shall be eligible to receive an Award. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Person, their present and potential contributions to the success of AMRESCO or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose hereof.

    No person who is a member of the Committee shall be eligible to be granted any Award hereunder while so serving.

ARTICLE 6.  STOCK OPTIONS

    6.1 GRANT OF OPTIONS. Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of AMRESCO and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

    The maximum number of Options that a Named Executive Officer can be granted hereunder during any twelve month period is 300,000.

    6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

    6.3 OPTION PRICE. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Section 424(d) of the Code) stock of AMRESCO possessing more than ten percent (10%) of the total combined voting power of all classes of stock of AMRESCO be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eighty-five percent (85%) of the Fair Market Value (or such lower percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

    6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of AMRESCO possessing more than ten percent (10%) of the total combined voting power of all classes of stock in AMRESCO, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

    6.5 EXERCISE OF OPTIONS. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 12, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

    6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to AMRESCO, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to AMRESCO in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

    As soon as practicable after receipt of a written notification of exercise and full payment, AMRESCO shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    6.7 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability, or Retirement. With respect to a Participant that is a non-employee director of AMRESCO or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a director or in such other capacity as is determined by the Committee:

        (a) TERMINATION BY DEATH. In the event the Participant dies while actively employed, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for two (2) years after the date of death, whichever period is shorter, by (i) such person(s) as shall have been named as the Participant's beneficiary, (ii) such person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate or (iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by Section 6.9.

        (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Committee determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter, by the Participant's duly appointed guardian or other legal representative.

        (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for three (3) months after the effective date of Retirement, whichever period is shorter.

        (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period for outstanding Options shall be one (1) year following death. Such Options shall be exercisable by the persons specified in subsection (a) above.

    6.8 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.7, all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to AMRESCO (and shall once again become available for grant hereunder). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

    In the event an Employee's employment is terminated by AMRESCO for Cause, or an Employee voluntarily terminates his employment (other than upon retirement), the rights under any then vested outstanding Options shall terminate immediately upon such termination of employment. If the

Employee's employment is terminated by AMRESCO without Cause, any options vested as of the date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after his date of termination of employment, whichever period is shorter.

    6.9 LIMITED TRANSFERABILITY. A Participant may transfer an Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and
(ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for AMRESCO by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7.  PERFORMANCE SHARES

    7.1 GRANT OF PERFORMANCE SHARES. Subject to the terms hereof, Performance Shares may be granted to eligible Employees at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until AMRESCO's stockholders vote to change the maximum number of Performance Shares that may be earned by any one Named Executive Officer (subject to the terms of Article 13), none of the Named Executive Officers may earn more than three hundred thousand (300,000) Performance Shares with respect to any performance period.

    7.2 VALUE OF PERFORMANCE SHARES. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the Participants. The time period during which the performance goals must be met shall be called a "performance period." Performance periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the performance period (or within such time period as is permitted by Code Section 162(m)).

    Unless and until AMRESCO's stockholders vote to change the general performance measures (subject to the terms of Article 13), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Named Executive Officers: total shareholder return, return on assets, return on equity, earnings per share and ratio of operating overhead to operating revenue. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures. However, in the case of Participants who are not Named Executive Officers, the Committee may approve performance measures that are not specified in this Section 7.2 without obtaining stockholder approval of such measures.

    In the event that applicable tax and/or securities laws (including, but not limited to, Code Section 162(m) and Section 16 of the Exchange Act) change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

    7.3 EARNING OF PERFORMANCE SHARES. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee may, in its sole discretion, decrease the amount of a Final Award otherwise payable to a Participant under this Article 7. The Committee shall have no discretion, however, to increase the amount of a Final Award otherwise payable to a Named Executive Officer under this Article 7.

    7.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE SHARES. Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

    7.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT OR AT THE REQUEST OF AMRESCO WITHOUT CAUSE. In the event the employment of a Participant is terminated by reason of death, Disability or Retirement or by AMRESCO without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

    Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

    7.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to AMRESCO.

    7.7 NONTRANSFERABILITY. Unless the Committee provides otherwise in the Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. Further, a Participant's Performance Share rights hereunder shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8.  RESTRICTED STOCK

    8.1 GRANTS. The Committee may from time to time in its discretion grant Restricted Stock to Employees and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

    8.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Employee to whom Restricted Stock is granted or (b) the occurrence of a Change in Control. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

    8.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by AMRESCO or a bank selected by AMRESCO for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted
Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

        (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

        (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

        (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Restricted Stock shall terminate without further obligation on the part of AMRESCO unless the Employee has remained a full-time employee of AMRESCO or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to AMRESCO without further action by the Employee, and shall, in accordance with Section 4.2, again be available for grant hereunder.

    With respect to any Shares received as a result of adjustments under Section
4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

    8.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. AMRESCO shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

    8.5 NONASSIGNABILITY OF RESTRICTED STOCK. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9.  BENEFICIARY DESIGNATION

    Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by AMRESCO and shall be effective only when filed by the Participant, in writing, with AMRESCO during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

    The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10.  DEFERRALS

    The Committee may permit a Participant to defer to another plan or program such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction of any requirements or goals with respect to Performance Shares or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11.  RIGHTS OF EMPLOYEES

    11.1 EMPLOYMENT. Nothing herein shall interfere with or limit in any way the right of AMRESCO or a Subsidiary to terminate any Participant's employment or engagement by AMRESCO at any time, nor confer upon any Participant any right to continue in the employ or service of AMRESCO or a Subsidiary. For purpose hereof, transfer of employment of a Participant between AMRESCO and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

    11.2  PARTICIPATION.   No Employee shall  have the right  to be selected  to
receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12.  CHANGE IN CONTROL

    Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of Article 17:

        (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

        (b) The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in accordance with Section
    7.4 to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

        (c) All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with
    Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six
    (6) months prior to the effective date of the Change in Control; and

        (d) Subject to Article 13, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 13.  AMENDMENT, MODIFICATION AND TERMINATION

    13.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of AMRESCO represented and voted at a meeting at which a quorum is present, no amendment shall be made hereto if such amendment would (a) materially modify the eligibility requirements provided in Article 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted hereunder, as provided in Section 4.1; (c) extend the term hereof; or (d) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required hereby or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

    13.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification hereof shall adversely affect in any material way any Award previously granted hereunder, without the written consent of the Participant holding such Award. The Committee with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefor.

    13.3 COMPLIANCE WITH CODE SECTION 162(M). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 13, make any adjustments it deem appropriate.

ARTICLE 14.  WITHHOLDING

    14.1 TAX WITHHOLDING. AMRESCO shall have the power and the right to deduct or withhold, or require a Participant to remit to AMRESCO, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award.

    14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having AMRESCO withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 15.  INDEMNIFICATION

    Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by AMRESCO against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him or her in settlement thereof, with AMRESCO's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give AMRESCO an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under AMRESCO's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that AMRESCO may have to indemnify them or hold them harmless.

ARTICLE 16.  SUCCESSORS

    All obligations of AMRESCO hereunder, with respect to Awards, shall be binding on any successor to AMRESCO, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of AMRESCO.

ARTICLE 17.  LEGAL CONSTRUCTION

    17.1  GENDER AND NUMBER.   Except where otherwise indicated by the  context,
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    17.2 SEVERABILITY. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    17.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    17.4 REGULATORY APPROVALS AND LISTING. AMRESCO shall not be required to issue any certificate or certificates for Shares hereunder prior to (i) obtaining any approval from any governmental agency which AMRESCO shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which AMRESCO's Shares may be listed and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which AMRESCO shall, in its sole discretion, determine to be necessary or advisable.

    Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant hereto to any insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

    17.5 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    17.6 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                      APPENDIX D

                                 AMRESCO, INC.
                             ANNUAL INCENTIVE PLAN

I.  PURPOSE

    The Annual Incentive Plan (the "Plan") is designed to recognize, motivate and reward exceptional accomplishment toward annual corporation objectives; to attract and retain quality employees; and to be market competitive.

II.  ELIGIBILITY

    All regular full-time and part-time employees ("Employees") of AMRESCO, INC. (the "Company") and participating subsidiaries are eligible to receive awards under the Plan.

III.  ADMINISTRATION

    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall have the sole discretion to interpret the Plan; approve a pre-established objective performance measure annually, certify the level to which the performance measure was attained prior to any payment under the Plan, approve the amount of awards made under the Plan, and determine who shall receive any payment under the Plan. The Committee may delegate authority to officers of the Company to approve the amount of awards made under the Plan to Employees who are not individuals whose compensation is disclosed in the Company's proxy statement. All decisions and determinations of the Committee on all matters relating to the Plan shall be conclusive. Members of the Committee shall not be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder. Only the Committee shall determine who shall receive an award under the Plan and make decisions concerning the timing, pricing and amount of any award granted under the Plan.

IV.  AWARDS

    (a) TYPES OF AWARDS. Executive officers of the Company whose compensation is disclosed in the Company's proxy statement shall be granted annual incentive awards under the Plan prior to March 30 of each year, provided, however, that if an individual becomes an executive officer whose compensation is disclosed in the Company's proxy statement during a year, that individual shall be granted an incentive award for that year upon his or her becoming an executive officer. The Committee may, in its discretion, grant annual incentive awards to non-executive officers prior to March 30 of each year.

    (b) PERFORMANCE TARGETS. The Committee has established pretax earnings as the performance measure which must be met in order for an award to be earned under this Plan. Each Employee's targets will be established by the Committee in conjunction with the annual incentive award grant.

    (c) PAYMENT OF AWARDS. Awards will be payable in cash each year upon certification by the Committee that the Company achieved the specified performance target for the preceding year. No payment will be made if the minimum pretax earnings target is not met.

    (d) NEGATIVE DISCRETION. Notwithstanding the attainment by the Company of the specified earnings targets, the Committee has the discretion to reduce some or all of an award that would be otherwise paid to any Employee.

    (e)  MAXIMUM AWARDS.   No Employee may receive more  than a maximum of  four
percent (4%) of the total pretax earnings of the Company under the Plan in any calendar year.

V.  UNFUNDED NATURE OF PLAN

    This Plan shall constitute an unfunded mechanism for the Company to pay incentive compensation to Employees from its general assets. No fund or trust is created with respect to the Plan, and no Employee shall have any security or other interest in the assets of the Company.

VI.  PROHIBITION AGAINST ASSIGNMENT OR ENCUMBRANCE

    No right, title, interest or benefit hereunder shall ever be liable for or charged with any of the torts or obligations of any Employee, or be subject to seizure by any creditor or any Employee or any person claiming under an Employee. No Employee nor any person claiming under an Employee shall have the power to sell, transfer, pledge, anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed free and clear of the terms of the Plan.

VII.  PLAN NOT AN EMPLOYMENT CONTRACT

    The Plan does not give any Employee the right to be continued in employment, and all Employees remain subject to change of salary, transfer, change of job, discipline, layoff, discharge or any other change of employment status.

VIII.  SEVERABILITY

    In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

IX.  WITHHOLDING OF TAXES

    The Company shall have the right to deduct from any payment made under the Plan any federal, state or local taxes required by law to be withheld with respect to such awards.

X.  APPLICABLE LAW

    The Plan shall be governed and construed in accordance with the laws of the State of Texas, except to the extent such laws are preempted by an applicable federal law.

XI.  EFFECTIVE DATE OF PLAN

    Upon approval by the stockholders of the Company at the 1995 Annual Meeting, the Plan shall be considered effective as of February 17, 1995.

XII.  AMENDMENT AND TERMINATION OF THE PLAN

    The Committee may modify or terminate the Plan at any time without prior notice or consent of Employees; provided that without the approval of the stockholders of the Company, no such amendment shall be made that would change the class of Employees eligible to receive awards under the Plan, base awards on a performance measure other than pretax net earnings, increase the maximum individual target award level under the Plan, or modify any other material terms of the Plan. No awards shall be made under the Plan after December 31, 2005.

                                  COMMON STOCK
                                 AMRESCO, INC.
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                    THE 1995 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby appoints Richard L. Cravey and Gerald E. Eickhoff or either of them with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Stockholders of AMRESCO, INC. to be held on May 10, 1995 and any adjournment thereof.

    THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE FOLLOWING PROPOSALS AND NOMINEES FOR DIRECTOR.

1.         / /  FOR all nominees for directors listed below     / /  WITHHOLD AUTHORITY
           (EXCEPT AS MARKED TO THE CONTRARY)                   to vote for all nominees listed below.

          JAMES P. COTTON, JR., WILLIAM S. GREEN and AMY J. JORGENSEN

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

2.         Approval of the proposal to make certain amendments to the 1993 Key Individual Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         Approval of the proposal to adopt the 1995 Employee Stock Purchase Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         Approval of the proposal to adopt the 1995 Stock Option and Award Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.         Approval of the proposal to adopt the Annual Incentive Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

6.         In accordance with their best judgment with respect to any other matters that may properly come before the meeting.

    THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE PERSONS AND APPROVAL OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                           Please  date  and  sign  this   Proxy
                                           exactly as name appears.
                                           _____________________________________
                                           _____________________________________

                                           NOTE:  When  signing as  an attorney,
                                           trustee, administrator  or  guardian,
                                           please  give your  title as  such. In
                                           the case of joint tenants, each joint
                                           owner must sign.
                                           Dated: ______________________________